CREDIT AGREEMENT


     THIS CREDIT AGREEMENT, dated as of September 2, 1997, is entered into by and among:

         (1) THE INDUS GROUP, INC., a California corporation ("Borrower");

         (2) Each of the  financial  institutions  from  time to time  listed in
     Schedule  I  hereto,   as  amended  from  time  to  time  (such   financial
     institutions to be referred to herein collectively as the "Banks"); and

         (3) SUMITOMO BANK OF CALIFORNIA, a California banking corporation ("SBC"), as agent for the Banks (in such capacity, "Agent").


                                    RECITALS

     A. Pursuant to that certain Agreement and Plan of Merger and Reorganization dated as of June 5, 1997, among Borrower, Indus Sub, Inc., a California corporation ("Indus Sub"), TSW International, Inc., a Georgia corporation ("TSW"), TSW Sub, Inc., a Georgia corporation ("TSW Sub") and Indus International, Inc., a Delaware corporation ("Parent") and certain related agreements, (i) Indus Sub recently merged with and into Borrower, with Borrower as the surviving corporation and a wholly-owned Subsidiary of Parent, and (ii) TSW Sub merged with and into TSW, with TSW as the surviving corporation and a wholly-owned Subsidiary of Parent. (Parent, Indus and TSW are sometimes referred to herein as the "Indus International Group")

     B. As a result of the above-described transaction, Borrower has requested that the Banks provide certain credit facilities to Borrower to be used by Borrower (i) to refinance the loans outstanding under that certain Amended and Restated Commercial Loan Agreement, dated as of June 30, 1995, as amended through the date hereof, between Borrower and SBC, (ii) to retire the existing Indebtedness of TSW and (iii) to finance Borrower's working capital and general corporate needs.

     C. The Banks are willing to provide such credit facilities to Borrower upon their understanding that upon the terms and subject to the conditions set forth herein based upon certain representations that have been made by Parent to the Banks that Borrower is to remain an operating company of the Indus International Group and that the excess cash of the Indus International Group shall largely be retained by Borrower.



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                                    AGREEMENT

     NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION I.        INTERPRETATION.

     1.01. Definitions. Unless otherwise indicated in this Agreement or any other Credit Document, each term set forth below, when used in this Agreement or any other Credit Document, shall have the respective meaning given to that term below or in the provision of this Agreement or other Credit Document referenced below:

         "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall Agent or any Bank be deemed to be an Affiliate of Parent or any of its Subsidiaries (including Borrower) for purposes of this Agreement.

         "Agent" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

         "Agreement" shall mean this Credit Agreement.

         "Applicable Lending Office" shall mean, with respect to any Bank, (a) initially, its office designated as such in Schedule I (or, in the case of any Bank which becomes a Bank by an assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices as such Bank may designate to Agent as the office at which such Bank's Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Bank's Loans will thereafter be made.

         "Applicable Margin" shall mean, with respect to any LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such LIBOR Loan; provided, however, that each Applicable Margin determined pursuant to the Pricing Grid shall be increased by two percent (2.00%) on the date an Event of Default of the type set forth in Subparagraph 6.01(a) occurs and ten (10) days after the date of notification of any other type of Event of Default occurs and remains uncured, and in each case shall continue at such increased rate during the continuance of such Event of Default.

         "Assignee   Bank"  shall  have  the  meaning  given  to  that  term  in
     Subparagraph 8.05(c).

         "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

         "Assignor   Bank"  shall  have  the  meaning  given  to  that  term  in
     Subparagraph 8.05(c).

         "Bank Parties" shall mean, collectively, the Banks and Issuing Bank. Unless otherwise indicated, the term "Bank Parties" shall include any Bank acting as Issuing Bank but not in its capacity as such.

         "Banks" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof. Unless otherwise indicated, the term "Banks" shall include any Bank acting as Issuing Bank but not in its capacity as such.

         "Base Rate" shall mean, on any day, the greater of (a) the Prime Rate in effect on such date and (b) the Federal Funds Rate for such day plus one-half percent (0.50%); provided, however, that the Base Rate shall be increased by two percent (2.00%) on the date an Event of Default of the type set forth in Subparagraph 6.01(a) occurs and ten (10) days after the date of notification of any other type of Event of Default occurs and remains uncured, and in each case shall continue at such increased rate during the continuance of such Event of Default.

         "Base Rate Loan" shall mean, at any time, a Loan which then bears interest as provided in clause (i) of Subparagraph 2.01(c).

         "Borrower" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

         "Borrower Security Agreement" shall have the meaning given to that term in Subparagraph 2.13(a).

         "Borrowing" shall mean a borrowing by Borrower consisting of the Loans made by each of the Banks on the same date and of the same Type pursuant to a single Notice of Borrowing.

         "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California and (b) if such Business Day is related to a Loan which bears or is to bear interest based on a LIBO Rate, dealings in Dollar deposits are carried out in the London or other applicable interbank eurodollar market.

         "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.10(d).

         "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "Cash Equivalents" shall mean:

               (a) Direct obligations of, or obligations the principal and interest on which are unconditionally guaranteed by, the United States of America or obligations of any agency of the United States of America to the extent such obligations are backed by the full faith and credit of the United States of America, in each case maturing within twelve months from the date of acquisition thereof;

               (b) Certificates of deposit maturing within twelve months from the date of acquisition thereof issued by a commercial bank or trust company organized under the laws of the United States of America or a state thereof or that is a Bank, provided that (A) such deposits are denominated in Dollars, (B) such bank or trust company has capital, surplus and undivided profits of not less than $100,000,000 and (C) such bank or trust company has certificates of deposit or other debt obligations rated at least A-1 (or its equivalent) by Standard and Poor's Ratings Group or P-1 (or its equivalent) by Moody's Investors Service, Inc.; and

               (c) Open market commercial paper maturing within twenty-four months from the date of acquisition thereof issued by a corporation organized under the laws of the United States of America or a state thereof, provided such commercial paper is rated at least BBB (or its equivalent) by Standard and Poor's Ratings Group or Baa (or its equivalent) by Moody's Investors Service, Inc.

         "Change of Control" shall mean (a) with respect to Borrower, the occurrence of any of the following events: (i) Parent shall cease to own one hundred percent (100%) of the outstanding Equity Securities of Borrower or TSW, or (ii) any change in the management of Borrower which Agent determines will have a Material Adverse Effect; and (b) with respect to Parent, the occurrence of any of the following events: (i) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall (A) acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of fifty-one (51%) or more of the outstanding Equity Securities of Parent entitled to vote for members of the board of directors, or (B) acquire all or substantially all of the assets of Parent and its Subsidiaries (including Borrower) taken as a whole, or (ii) any change in the management of Parent which Agent determines will have a Material Adverse Effect.

         "Change of Law" shall have the meaning given to that term in Subparagraph 2.10(b).

         "Closing Date" shall mean the date, not later than September 2, 1997 when the initial Loan is made or the initial Letter of Credit is issued.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean all property in which Agent or any Bank has a Lien to secure the Obligations.

         "Commitment" shall mean, with respect to any Bank at any time, such Bank's Proportionate Share at such time of the Total Commitment at such time.

         "Commitment Fee Percentage" shall mean, with respect to the Unused Commitment at any time, a per annum rate which is determined pursuant to the Pricing Grid.

         "Commitment Fees" shall have the meaning given to that term in Subparagraph 2.04(a).

         "Commitment  Reduction  Date"  shall  mean,  collectively,   the  First
     Commitment Reduction Date and the Second Commitment Reduction Date.

         "Compliance Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

         "Contractual Obligation" of any Person shall mean, any indenture, note, lease, loan agreement, security, deed of trust, mortgage, security agreement, guaranty, instrument, contract, agreement or other form of contractual obligation or undertaking to which such Person is a party or by which such Person or any of its property is bound.

         "Credit Documents" shall mean and include this Agreement, the LC Applications, the Notes, and the Security Documents; all documents, instruments and agreements delivered to any Agent or any Bank Party pursuant to Paragraph 3.01; and all other documents, instruments and agreements delivered by Borrower, Parent, any of their Subsidiaries or TSW to Agent or any Bank Party in connection with this Agreement on or after the date of this Agreement.

         "Credit Event" shall mean the making of any Loan, the conversion of any Base Rate Loan into a LIBOR Loan, the selection of a new Interest Period for any LIBOR Loan, the issuance of any Letter of Credit or any amendment of any Letter of Credit which increases its stated amount or extends its expiration date.

         "Default" shall have the meaning given to that term in Paragraph 6.01.

         "Dollars" and "$" shall mean the lawful currency of the United States of America.

         "Drawing Payment" shall have the meaning given to that term in Subparagraph 2.02(c).

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Parent or any ERISA Affiliate of Parent (including Borrower), other than a Multiemployer Plan.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

         "ERISA Affiliate" shall mean any Person which is treated as a single employer with Parent under Section 414 of the Code.

         "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

         "Federal Funds Rate" shall mean, for any day, the Federal funds effective rate as set forth in the weekly statistical release designated as H.15(519) published by the Federal Reserve Bank of New York for such day, or in any successor publication (or, if such rate is not so published for any day, the average rate quoted to Agent on and for such day by three (3) Federal funds brokers of recognized standing selected by Agent).

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income, shareholders' equity and cash flows of such Person for such period, and a balance sheet of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "First Amendment Effective Date" shall mean September 16, 1997.

         "First Commitment Reduction Date" shall mean March 31, 1998.

         "GAAP"  shall  mean  generally  accepted   accounting   principles  and
     practices as in effect in the United States of America from time to time, consistently applied.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Charges" shall mean, with respect to any Person, all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon such Person or any of its property or otherwise payable by such Person.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Guaranty Obligation" shall mean, with respect to any Person, any direct or indirect liability of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another Person. The amount of any Guaranty Obligation shall be deemed equal to the liability in respect thereof required to be reported as a liability (contingent or otherwise) on either the balance sheet or in the financial statements of such Person in accordance with GAAP.

         "Hazardous Materials" shall mean all materials, substances and wastes which are classified or regulated as "hazardous," "toxic" or similar descriptions under any environmental law or which are hazardous, toxic, harmful or dangerous to human health.

         "Indebtedness" of any Person shall mean, without duplication:

               (a) All obligations of such Person evidenced by notes, bonds, debentures or other similar instruments and all other obligations of such Person for borrowed money (including obligations to repurchase receivables and other assets sold with recourse);

               (b) All obligations of such Person for the deferred purchase price of property or services (including obligations under letters of credit and other credit facilities which secure or finance such purchase price and obligations under "synthetic" leases);

               (c) All obligations of such Person under conditional sale or other title retention agreements with respect to property acquired by such Person (to the extent of the value of such property if the rights and remedies of the seller or lender under such agreement in the event of default are limited solely to repossession or sale of such property);

               (d) All obligations of such Person as lessee under or with respect to Capital Leases;

               (e) All non-contingent payment or reimbursement obligations of such Person under or with respect to letters of credit, banker's acceptances or other similar instruments;

               (f) All Guaranty Obligations of such Person with respect to the obligations of other Persons of the types described in clauses (a) -
         (e) above; and

               (g) All obligations of other Persons of the types described in clauses (a) - (f) above to the extent secured by (or for which any holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien in any property (including accounts and contract rights) of such Person, even though such Person has not assumed or become liable for the payment of such obligations.

         "Indus Sub" shall have the meaning given to that term in Recital A.

         "Interest Account" shall have the meaning given to that term in Subparagraph 2.07(b).

         "Interest Period" shall mean, with respect to any LIBOR Loan, the time periods selected by Borrower pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the first day of such Loan or the effective date of any conversion and ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including any Guaranty Obligations of such Person and any Indebtedness of such Person of the type described in clause
     (f) of the  definition of  "Indebtedness"  on behalf of any other  Person);
     provided, however, that Investments shall not include (a) accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales of inventory in the ordinary course of such Person's business or (b) prepaid expenses of such Person incurred and prepaid in the ordinary course of business.

         "Issuing Bank" shall mean SBC, in its capacity as issuer of letters of credit under Paragraph 2.02.

         "LC Application" shall have the meaning given to that term in Subparagraph 2.02(b).

         "LC  Commitment"   shall  have  the  meaning  given  to  that  term  in
     Subparagraph 2.02(a).

         "LC Facility Expiration Date" shall have the meaning given to that term in Subparagraph 2.02(a).

         "LC Issuance Fees" shall have the meaning given to that term in Subparagraph 2.04(b).

         "LC  Usage  Fee"  shall  have  the  meaning   given  to  that  term  in
     Subparagraph 2.04(b).

         "LC Usage Fee Rate" shall mean, with respect to Letters of Credit, the per annum rate which is determined pursuant to the Pricing Grid and used to calculate the LC Usage Fee.

         "Letter of Credit" shall have the meaning given to that term in Subparagraph 2.02(a).

         "Leverage Ratio" shall mean, with respect to Parent and its Subsidiaries (including Borrower) at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the sum of the total liabilities of Parent and its Subsidiaries (including Borrower) at such time minus cash and Cash Equivalents in excess of Two Million Dollars ($2,000,000) to (b) the Tangible Net Worth of Parent and its Subsidiaries (including Borrower) at such time.

         "LIBO Rate" shall mean, with respect to any Interest Period for the LIBOR Loans in any Borrowing, a rate per annum equal to the quotient of (a) the arithmetic mean (rounded upward if necessary to the nearest 1/16 of one percent) of the rates per annum appearing on the Reuters screen LIBO page (or any successor publication) on the second Business Day prior to the first day of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period, divided by (b) one minus the Reserve Requirement for such Loans in effect from time to time. If for any reason rates are not available as provided in clause (a) of the preceding sentence, the rate to be used in clause (a) shall be, at Agent's discretion, (i) the rate per annum at which Dollar deposits are offered to Agent in the London interbank eurodollar currency market or (ii) the rate at which Dollar deposits are offered to Agent in, or by Agent to major banks in, any offshore interbank eurodollar market selected by Agent, in each case on the second Business Day prior to the commencement of such Interest Period at or about 10:00 A.M. (New York time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Loan to be made or funded by Agent as part of such Borrowing.

         "LIBOR Loan" shall mean, at any time, a Loan which then bears interest as provided in clause (ii) of Subparagraph 2.01(c).

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, charge or other encumbrance in, of, or on such property or the income therefrom, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Loan"  shall  have  the  meaning  given to that  term in  Subparagraph
     2.01(a).

         "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations or financial or other condition of Parent and its Subsidiaries (including Borrower); (b) the ability of Borrower to pay or perform the Obligations in accordance with the terms of this Agreement and the other Credit Documents; (c) the ability of Parent to pay or perform its obligations in accordance with the terms of this Agreement and the other Credit Documents; or (d) the rights and remedies of Agent and the Bank Parties under this Agreement or any other Credit Documents taken as a whole.

         "maturity" shall mean, with respect to any Loan, Reimbursement Obligation, interest, fee or other amount payable by Borrower under this Agreement or the other Credit Documents, the date such Loan, interest, Reimbursement Obligation, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

         "Maturity   Date"  shall  have  the  meaning  given  to  that  term  in
     Subparagraph 2.01(a).

         "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Parent or any ERISA Affiliate.

         "Note"  shall  have  the  meaning  given to that  term in  Subparagraph
     2.07(a).

         "Notice of Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Notice of Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

         "Notice of Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

         "Obligations" shall mean and include, with respect to Borrower and its Affiliates, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Agent or any Bank Party of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

         "Outstanding Facilities Credit" shall have the meaning given to that term in Subparagraph 2.03(a).

         "Parent" shall have the meaning given to that term in Recital A.

         "Parent Guaranty" shall have the meaning given to that term in Subparagraph 2.13(a).

         "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Indebtedness" shall have the meaning given to that term in Subparagraph 5.02(a).

         "Permitted Liens" shall have the meaning given to that term in Subparagraph 5.02(b).

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a limited liability company, a joint stock company, an unincorporated association, a joint venture, a trust or other entity or a Governmental Authority.

         "Pricing Grid shall mean Schedule II.

         "Pricing Period" shall mean (a) the period commencing on the date of this Agreement and ending on November 30, 1997, and (b) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period.

         "Prime Rate" shall mean the per annum rate publicly announced by Agent from time to time at its San Francisco Branch. The Prime Rate is determined by Agent from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Agent at any given time for any particular class of customers or credit extensions. Any change in the Base Rate resulting from a change in the Prime Rate shall become effective on the Business Day on which each change in the Prime Rate occurs.

         "Proportionate Share" shall mean, with respect to each Bank, the percentage set forth under the caption "Proportionate Share" opposite such Bank's name on Schedule I, or, if changed, such percentage as may be set forth for such Bank in the Register.

         "Quick Ratio" shall mean, with respect to Parent and its Subsidiaries (including Borrower) at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of:

               (a) The sum at such time of all (i) cash of Parent and its Subsidiaries (including Borrower); (ii) Cash Equivalents of Parent and its Subsidiaries (including Borrower); and (iii) accounts receivable of Parent and its Subsidiaries (including Borrower), less all reserves therefor; provided, however, that in computing the foregoing sum, there shall be excluded therefrom any cash, Cash Equivalent or accounts receivable subject to a security interest (except a security interest in favor of Agent or any Bank Party securing the Obligations);

                                       to

               (b) The sum at such time of (i) the current liabilities of Parent and its Subsidiaries (including Borrower); and (ii) to the extent not included in such current liabilities, the Outstanding Facilities Credit at such time.

         "Register" shall have the meaning given to that term in Subparagraph 8.05(d).

         "Reimbursement Obligation" shall have the meaning given to that term in Subparagraph 2.02(c).

         "Reimbursement Payment" shall have the meaning given to that term in Subparagraph 2.02(c).

         "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement, Operating Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule binding upon such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person or (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" shall mean, with respect to any day in an Interest Period for a LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Bank by any Governmental Authority.

         "Required Banks" shall mean (a) at any time Loans are outstanding and the Banks are obligated to make Loans pursuant to their Commitments, Banks holding seventy-five percent (75%) or more of the aggregate principal amount of all Loans outstanding, calculated as if Loans in the full amount of the Banks' Commitments were outstanding, (b) at any time Loans are outstanding and the Banks are not obligated to make Loans pursuant to their Commitments, Banks holding seventy-five percent or more of the aggregate principal amount of all Loans outstanding and (c) at any time no Loans are outstanding, Banks whose aggregate Commitments exceed seventy-five percent (75%) or more of the Total Commitment at such time.

         "SBC" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

         "Second Commitment Reduction Date" shall mean September 30, 1998.

         "Security Documents" shall mean and include the Borrower Security Agreement, the TSW Security Agreement, the Parent Guaranty, the TSW Guaranty and all other instruments, agreements, certificates and documents (including Uniform Commercial Code financing statements) delivered to Agent or any Bank in connection with any Collateral to secure the Obligations.

         "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

         "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation is at the time directly or indirectly owned or controlled by such Person and (b) any partnership, joint venture, or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person.

         "Tangible Net Worth" shall mean, with respect to Parent and its Subsidiaries (including Borrower) at any time, the remainder at such time, determined on a consolidated basis in accordance with GAAP, of (a) the total assets of Parent and its Subsidiaries (including Borrower) minus (b) the sum (without limitation and without duplication of deductions) of (i) the Total Liabilities of Parent and its Subsidiaries (including Borrower),
     (ii) all reserves established by Parent and its Subsidiaries (including Borrower) for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), and (iii) all intangible assets of Parent and its Subsidiaries (including Borrower) (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development and (iv) all loans owed to Parent and its Subsidiaries (including Borrower) by officers, directors and employees of Parent and its Subsidiaries (including Borrower).

         "Taxes" shall have the meaning given to such term in Subparagraph 2.11(a).

         "Total Commitment" shall mean (a) from and after the Closing Date up to the First Amendment Effective Date, Twenty-Five Million Dollars; (b) from and after the First Amendment Effective Date up to and including the First Commitment Reduction Date, Thirty-Five Million Dollars ($35,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time; (c) from and after April 1, 1998 through the Second Commitment Reduction Date, Thirty Million Dollars ($30,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time; and (d) from and after October 1, 1998 through the Maturity Date,

     Twenty-Five Million Dollars ($25,000,000) or, if such amount is reduced pursuant to Subparagraph 2.03(b), the amount to which so reduced and in effect at such time.

         "Total Liabilities" shall mean, with respect to Parent and its Subsidiaries (including Borrower) at any time, the sum at such time, determined on a consolidated basis in accordance with GAAP, of (a) all liabilities of Parent and its Subsidiaries (including Borrower) determined in accordance with GAAP plus (b) all Guaranty Obligations of Parent and its Subsidiaries (including Borrower) at such time.

         "TSW" shall have the meaning given to that term in Recital A.

         "TSW Sub" shall have the meaning given to that term in Recital A.

         "TSW   Guaranty"   shall  have  the  meaning  given  to  that  term  in
     Subparagraph 2.13(a).

         "TSW Security Agreement" shall have the meaning given to that term in Subparagraph 2.13(a).

         "Type" shall mean, with respect to any Loan or Borrowing at any time, the classification of such Loan or Borrowing by the type of interest rate it then bears, whether an interest rate based on the Base Rate or the LIBO Rate.

         "UCP"  shall  have  the  meaning  given  to that  term in  Subparagraph
     2.02(a).

         "Unused Commitment" shall mean, at any time after this Agreement is executed by Borrower, Agent and Banks, the remainder of (a) the Total Commitment at such time minus (b) the sum of the aggregate principal amount of all Loans then outstanding and the aggregate stated amount of all Letters of Credit then outstanding.

     1.02. GAAP. Unless otherwise indicated in this Agreement or any other Credit Document, all accounting terms used in this Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Banks and Agent agree to negotiate in good faith to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, the Banks and Agent so amend this Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

     1.03. Headings. Headings in this Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

     1.04. Plural Terms. All terms defined in this Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

     1.05. Time. All references in this Agreement and each of the other Credit Documents to a time of day shall mean San Francisco, California time unless otherwise indicated.

     1.06. Governing Law. This Agreement and each of the other Credit Documents (unless otherwise provided in such other Credit Documents) shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

     1.07. Construction. This Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Bank, Agent and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Agent or any Bank Party.

     1.08.  Entire  Agreement.  This  Agreement  and  each of the  other  Credit
Documents, taken together, constitute and contain the entire agreement of Borrower, the Banks and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

     1.09. Calculation of Interest and Fees. All calculations of interest and fees under this Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed, except that during any period any Loan bears interest based upon the Base Rate, such interest shall be calculated on the basis of a year of 365 or 366 days, as appropriate, for actual days elapsed.

     1.10. Other Interpretive Provisions. References in this Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Credit Document shall refer to this Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Agreement or any other Credit Document shall not be construed to be limiting or exclusive.

In the event of any inconsistency between the terms of this Agreement and the terms of any other Credit Document, the terms of this Agreement shall govern.


SECTION II.       CREDIT FACILITIES.

     2.01. Loan Facility.

               (a) Loan Availability. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.03), each Bank severally agrees to advance to Borrower from time to time during the period beginning on the Closing Date and ending on July 31, 1999 (the "Maturity Date") such revolving loans as Borrower may request under this Paragraph 2.01 (individually, a "Loan"); provided, however, that (i) the aggregate principal amount of all Loans made by such Bank at any time outstanding shall not exceed such Bank's Commitment at such time and (ii) the aggregate principal amount of all Loans made by all Banks at any time outstanding shall not exceed the Total Commitment at such time. All Loans shall be made on a pro rata basis by the Banks in accordance with their respective Proportionate Shares, with each Borrowing to be comprised of a Loan by each Bank equal to such Bank's Proportionate Share of such Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Loans until the Maturity Date.

               (b) Notice of Borrowing. Borrower shall request each Borrowing by delivering to Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Borrowing"), which specifies, among other things:

                       (i) The  principal  amount  of the  requested  Borrowing,
               which shall be in the amount of (A) $500,000 or an integral multiple of $100,000 in excess thereof;

                       (ii) Whether the requested Borrowing is to consist of Base Rate Loans or LIBOR Loans;

                       (iii) If the  requested  Borrowing is to consist of LIBOR
               Loans, the initial Interest Period selected by Borrower for such LIBOR Loans in accordance with Subparagraph 2.01(e); and

                       (iv) The date of the requested Borrowing,  which shall be
               a Business Day.

         Borrower  shall give each Notice of  Borrowing  to Agent at least three
         (3) Business Days before the date of the requested Borrowing in the case of a Borrowing consisting of LIBOR Loans and at least one (1) Business Day before the date of the requested Borrowing in the case of a Borrowing consisting of Base Rate Loans. Each

         Notice of Borrowing shall be delivered by first-class mail or facsimile to Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Borrowing initially delivered by facsimile. Agent shall promptly notify each Bank of the contents of each Notice of Borrowing and of the amount and Type of (and, if applicable, the Interest Period for) each Loan to be made by such Bank as part of the requested Borrowing.

               (c) Interest Rates. Borrower shall pay interest on the unpaid principal amount of each Loan from the date of such Loan until the maturity thereof, at one of the following rates per annum:

                       (i) During such periods as such Loan is a Base Rate Loan,
               at a rate per annum equal to the Base Rate, such rate to change from time to time as the Base Rate shall change; and

                       (ii) During such periods as such Loan is a LIBOR Loan, at
               a rate per annum equal at all times during each Interest Period for such LIBOR Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change;

         Provided, however, that all Loans outstanding during the period commencing on the Closing Date and ending three (3) Business Days after the Closing Date shall be Base Rate Loans. All Loans in each Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates. The number of Borrowings consisting of LIBOR Loans shall not exceed ten (10) at any time.

               (d) Conversion of Loans. Borrower may convert any Borrowing from one Type of Borrowing to the other Type; provided, however, that any conversion of a Borrowing consisting of LIBOR Loans into a Borrowing consisting of Base Rate Loans shall be made on, and only on, the last day of an Interest Period for such LIBOR Loans. Borrower shall request such a conversion by an irrevocable written notice to Agent in the form of Exhibit B, appropriately completed (a "Notice of Conversion"), which specifies, among other things:

                       (i) The Borrowing which is to be converted;

                       (ii) The Type of Loans  into  which  such Loans are to be
               converted;

                       (iii) If such Borrowing is to be converted into a Borrowing consisting of LIBOR Loans, the initial Interest Period selected by Borrower for such Loans in accordance with Subparagraph 2.01(e); and

                       (iv) The date of the requested conversion, which shall be
               a Business Day.

         Borrower  shall give each Notice of  Conversion to Agent at least three
         (3) Business Days before the date of the requested conversion in the case of a conversion into a Loan consisting of LIBOR Loans and at least one (1) Business Day before the date of the requested conversion in the case of a conversion into a Loan consisting of Base Rate Loans. Each Notice of Conversion shall be delivered by first-class mail or facsimile to Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Conversion initially delivered by facsimile. Agent shall promptly notify each Bank of the contents of each Notice of Conversion.

               (e) LIBOR Loan Interest Periods.

                       (i) The  initial  and  each  subsequent  Interest  Period
               selected by Borrower for a LIBOR Loan shall be one (1), two (2), three (3), four (4), five (5), six (6), nine (9) or twelve (12) months as Borrower may specify; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; (C) no Interest Period for any Borrowing shall end after a Commitment Reduction Date, if, as a result of the selection of such Interest Period, the Outstanding Facilities Credit as of such Commitment Reduction Date shall exceed the Total Commitment as of such Commitment Reduction Date; and (D) no Interest Period shall end after the Maturity Date.

                       (ii) Borrower shall notify Agent by an irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Loans. Each Notice of Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Agent the original of any Notice of Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Agent of the next Interest Period for LIBOR Loans in accordance with this Subparagraph 2.01(e), such LIBOR Loans shall automatically convert to Base Rate Loans on the last day of the current Interest Period therefor.

               (f) Scheduled Loan Payments. Borrower shall repay the unpaid principal amount of all Loans on the Maturity Date. Borrower shall pay accrued interest on the unpaid principal amount of the Loans in arrears
         (i) in the case of Base Rate Loans, on
         the last Business Day in each month; (ii) in the case of LIBOR Loans, on the last day of each Interest Period thereof (and, if any such Interest Period is longer than one (1) month, on the last Business Day in each month after the first day of such Interest Period); and (iii) in the case of all Loans, upon prepayment (to the extent thereof) and at maturity.

               (g) Purpose. Borrower shall use the proceeds of the Loans (i) to refinance the loans outstanding under that certain Amended and Restated Commercial Loan Agreement, dated as of June 30, 1995, as amended through the date hereof, between Borrower and SBC, (ii) to retire the existing Indebtedness of TSW and (iii) to finance Borrower's working capital and general corporate needs.

     2.02. Letter of Credit Facility.

               (a) Letter of Credit Availability. Subject to the terms and conditions of this Agreement (including the amount limitations set forth in Paragraph 2.03, Issuing Bank shall issue on behalf of Borrower from time to time during the period beginning on the Closing Date and ending on the date which is fifteen (15) days prior to the Maturity Date (the "LC Facility Expiration Date") such letters of credit as Borrower may request under this Paragraph 2.02 (individually, a "Letter of Credit"); provided, however, as follows:

                       (i) The aggregate  amount available for drawing under all
               Letters of Credit at any time outstanding shall not exceed Five Million Dollars ($5,000,000) (such amount, as reduced from time to time pursuant to this Agreement, to be referred to herein as the "LC Commitment").

                       (ii) Each  Letter of Credit  shall  expire on or prior to
               the LC Facility Expiration Date (or if such Letter of Credit shall extend beyond the Expiration Date, Borrower shall agree in connection with the issuance of such Letter of Credit that on or prior to the Expiration Date Borrower shall deposit with Agent an amount equal to the face amount of such Letter of Credit as cash collateral for the Obligations of Borrower under such Letter of Credit to be applied to repay any draws after the Expiration Date on such Letter of Credit).

                       (iii) Each Letter of Credit shall be governed by the Uniform Customs and Practices for Documentary Credits as most recently published by the International Chamber of Commerce (the "UCP") prior to the date of issuance of such Letter of Credit and the terms of the UCP are hereby incorporated by reference with respect to each Letter of Credit.

                       (iv) Each Letter of Credit shall be in a form  reasonably
               acceptable to Issuing Bank.

         Except as otherwise provided herein, Borrower may request Letters of Credit, cause or allow Letters of Credit to expire and request additional Letters of Credit until the LC Facility Expiration Date.

               (b) LC Application. Borrower shall request each Letter of Credit by delivering to Agent and Issuing Bank an irrevocable written application in a form reasonably acceptable to Issuing Bank (it being understood that such form shall not contain terms inconsistent with the terms set forth in this Agreement), appropriately completed (an "LC Application"), which specifies, among other things:

                       (i) The stated amount of the requested Letter of Credit;

                       (ii) The  name  and  address  of the  beneficiary  of the
               requested Letter of Credit;

                       (iii) The expiration date of the requested Letter of Credit;

                       (iv) The  documentary  conditions  for drawing  under the
               requested Letter of Credit;

                       (v) The date of  issuance  for the  requested  Letter  of
               Credit, which shall be a Business Day; and

                       (vi) The aggregate amount available for drawing under all
               Letters of Credit then outstanding.

         Borrower  shall give each LC Application to Issuing Bank at least three
         (3) Business Days before the proposed date of issuance of the requested Letter of Credit. Each LC Application shall be delivered by an established express courier service, first-class mail or facsimile to Agent and Issuing Bank at their respective offices or facsimile numbers and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Issuing Bank the original of any LC Application initially delivered by facsimile. Agent shall promptly notify each Bank of the contents of each LC Application. In the event of any conflict between the terms of this Agreement and the terms of any LC Application, the terms of this Agreement shall control.

               (c) Disbursement and Reimbursement.

                       (i) Disbursement. Issuing Bank will notify Borrower by facsimile forthwith upon receipt of the presentment of any demand for payment under any Letter of Credit, together with notice of the amount of such payment and the date such payment shall be made. Subject to the terms and provisions of such Letter of Credit, Issuing Bank shall make such payment (a "Drawing Payment") to the appropriate beneficiary.

                       (ii) Time of Reimbursement.  Not later than 11:00 a.m. on
               the day each Drawing Payment is to be made by Issuing Bank, Borrower shall make or cause to be made to Issuing Bank a payment in the amount of such Drawing Payment (a "Reimbursement Payment"); provided, however, that Borrower shall make such Reimbursement Payment to, or cause such Reimbursement Payment to be made to, Agent for the benefit of the Banks if, prior to the time such Reimbursement Payment is made, Issuing Bank has notified Borrower that it has requested the Banks pursuant to clause (ii) of Subparagraph 2.02(d) to pay to Issuing Bank their respective Proportionate Shares of the Drawing Payment made by Issuing Bank. If any such Reimbursement Payment is made to Agent, Agent shall promptly pay to each Bank which has paid its Proportionate Share of the Drawing Payment, such Bank's Proportionate Share of the Reimbursement Payment and shall promptly pay to Issuing Bank the balance of such Reimbursement Payment.

                       (iii) Reimbursement  Obligation Absolute.  The obligation
               of Borrower to reimburse Issuing Bank or the Banks, as the case may be, for Drawing Payments (such obligation to be referred to herein collectively as a "Reimbursement Obligation") shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under and without regard to any circumstances, including, without limitation (A) any lack of validity or enforceability of any of the Credit Documents, (B) the existence of any claim, setoff, defense or other right which Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, Agent, any Bank Party or any other Person, whether in connection with this Agreement, the transactions contemplated herein or in the other Credit Documents, or in any unrelated transaction, (C) any breach of contract or dispute between Borrower, any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), Issuing Bank, Agent, any Bank Party or any other Person, (D) any demand, statement or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (E) payment by Issuing Bank under any Letter of Credit against presentation of a demand for payment which does not comply with the terms of such Letter of Credit, (F) any non-application or misapplication by any beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting) of the proceeds of any drawing under such Letter of Credit or (G) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Issuing Bank, Agent or any Bank Party, with or without notice to or approval by Borrower, with respect to Borrower's indebtedness under this Agreement; provided, that this Subparagraph 2.02(b) shall not abrogate any right which Borrower may have to seek to enjoin any drawing under any Letter of Credit or to recover damages from Issuing Bank pursuant to Subparagraph 2.02(e).

               (d) Bank Participations; Loan Funding.

                       (i)   Participation   Agreement.   Each  Bank  severally,
               unconditionally and irrevocably agrees with Issuing Bank to participate in the extension of credit arising from the issuance of each Letter of Credit in an amount equal to such Bank's Proportionate Share of the stated amount of such Letter of Credit from time to time, and the issuance of each Letter of Credit shall be deemed a confirmation by Issuing Bank of such participation in such amount.

                       (ii) Participation Funding.  Issuing Bank may request the
               Banks to fund their participations in Letters of Credit by paying to Issuing Bank all or any portion of any Drawing Payment made or to be made by Issuing Bank under any Letter of Credit. Issuing Bank shall make such a request by delivering to Agent (with a copy to Borrower), at any time after the drawing for which such payment is requested has been made upon Issuing Bank, a written request for such payment which specifies the amount of such Drawing Payment and the date on which such Drawing Payment is to be made or was made; provided, however, that Issuing Bank shall not request the Banks to make any payment under this Subparagraph 2.02(d) in connection with any portion of a Drawing Payment for which Issuing Bank has been reimbursed from a Reimbursement Payment by Borrower unless such Reimbursement Payment has been thereafter recovered by Borrower. Agent shall promptly notify each Bank of the contents of each such request and of such Bank's Proportionate Share of the applicable portion of such Drawing Payment. Promptly following receipt of such notice from Agent, each Bank shall pay to Agent, for the benefit of Issuing Bank, such Bank's Proportionate Share of the applicable portion of such Drawing Payment.

                       (iii) Funding Through Loans. At any time any Reimbursement Obligations are outstanding, Agent may or, upon the written request of Issuing Bank (if Borrower is not then the subject of a bankruptcy proceeding), shall (subject to the terms and conditions of this Subparagraph 2.02(d)), initiate a Borrowing in an amount not exceeding the aggregate amount of such outstanding Reimbursement Obligations and use the proceeds of such Loan to repay all or a portion of such Reimbursement Obligations. Agent shall initiate such a Borrowing by delivering to each Bank (with a copy to Borrower) a written notice which specifies the aggregate amount of outstanding Reimbursement
               Obligations, the amount of the Borrowing, the date of such Borrowing and the amount of the Loan to be made by such Bank as part of such Borrowing. Each Bank shall make available to Agent funds in the amount of its Proportionate Share of such Loan as provided in Subparagraph 2.08(a). After receipt of such funds, Agent shall promptly disburse such funds to Issuing Bank and the Banks, as appropriate, in payment of the outstanding Reimbursement Obligations.

                       (iv) Obligations Absolute. Each Bank's obligations to fund its participations under this Subparagraph 2.02(d) shall be absolute, unconditional and irrevocable and shall not be affected by (A) the occurrence or existence of any Default or Event of Default, (B) any failure to satisfy any condition set forth in
               Section III, (C) any event or condition which might have a Material Adverse Effect, (D) the failure of any other Bank to make any payment under this Subparagraph 2.02(d), (E) any right of offset, abatement, withholding or reduction which such Bank may have against Issuing Bank, Agent, any other Bank Party or Borrower, (F) any event, circumstance or condition set forth in Subparagraph 2.02(c) or Subparagraph 2.02(e), or (G) any other event, circumstance or condition whatsoever, whether or not similar to any of the foregoing; provided, that nothing in this Paragraph 2.02 shall prejudice any right which any Bank may have against Issuing Bank for any action by Issuing Bank which constitutes gross negligence or willful misconduct.

               (e) Liability of Issuing Bank, Etc. Borrower agrees that none of Issuing Bank, Agent or any other Bank Party (nor any of their respective directors, officers or employees) shall be liable or responsible for (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary or transferee thereof in connection therewith; (ii) any reference which may be made to this Agreement or to any Letter of Credit in any agreements, instruments or other documents relating to obligations secured by such Letter of Credit; (iii) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein prove to be untrue or inaccurate in any respect whatsoever; (iv) payment by Issuing Bank against presentation of documents which do not comply with the terms of any Letter of Credit, including failure of any documents to bear any reference or adequate reference to any Letter of Credit; or (v) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that Issuing Bank shall be liable to Borrower for acts or events described in clauses (i) through (v) above, to the extent, but only to the extent, of any damages suffered by Borrower (excluding consequential damages) which Borrower proves were caused by (A) Issuing Bank's willful misconduct, bad faith or gross negligence in determining whether a drawing made under any Letter of Credit complies with the terms and conditions therefor stated in such Letter of Credit or (B) Issuing Bank's willful misconduct, bad faith or gross negligence in failing to pay under any Letter of Credit after a drawing by the beneficiary thereof strictly complying with the terms and conditions of such Letter of Credit. Without limiting the foregoing, Issuing Bank may accept a drawing that appears on its face to be in order, without responsibility for further investigation. The determination of whether a drawing has been made under any Letter of Credit prior to its expiration or whether a drawing made under any Letter of Credit is in proper and sufficient form shall be made by Issuing Bank in its sole discretion, which determination shall be conclusive and binding upon Borrower to the extent permitted by law. Borrower hereby waives any right to object to any payment made under any Letter of Credit with regard to a drawing that is in the form provided in such Letter of Credit but which varies with respect to punctuation, capitalization, spelling or similar matters of form.

               (f) Reports of Issuing Bank. While any Letter of Credit is outstanding, Issuing Bank shall on a monthly basis provide to Agent or any Bank such information regarding the Letters of Credit as Agent or such Bank may reasonably request, including the Letters of Credit outstanding, the stated amounts of outstanding Letters of Credit, the expiration dates of outstanding Letters of Credit, the names of the beneficiaries of outstanding Letters of Credit, the amounts of unpaid Reimbursement Obligations and the amounts and times of Drawing Payments and Reimbursement Payments.

               (g) Purpose. Borrower shall use the Letters of Credit solely as provided in clause (ii) of Subparagraph 2.02(a).

     2.03. Amount Limitations, Commitment Reductions, Etc.

               (a) Total Commitments. The sum of the aggregate principal amount of all Loans outstanding at any time, the aggregate amount available for drawing under all Letters of Credit then outstanding and the aggregate amount of all Reimbursement Obligations then outstanding (such sum to be referred to herein as the "Outstanding Facilities Credit") shall not exceed the Total Commitment at such time.

               (b) Optional Reduction or Cancellation of Commitments. Borrower may, upon three (3) Business Days written notice to Agent (and, in the case of the LC Commitment, to Issuing Bank), permanently reduce the Total Commitment by the amount of $20,000,000 or integral multiples of $5,000,000 in excess thereof or cancel the Total Commitment in its entirety; provided, however, that:

                       (i) Borrower may not reduce the Total Commitment if, after giving effect to such reduction, the Outstanding Facilities Credit would exceed the Total Commitment at such time as so reduced; and

                       (ii) Borrower may not cancel the Total Commitment if, after giving effect to such cancellation, any Loan or Letter of Credit would remain outstanding.

               (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Commitment, the Commitment Fees payable pursuant to Subparagraph 2.04(b) shall be computed on the basis of the Total Commitment as so reduced. Any reduction of the Total Commitment shall be applied ratably to reduce each Bank's Commitment in accordance with clause (i) of Subparagraph 2.09(a).

     2.04. Fees.

               (a) Commitment Fees. Borrower shall pay to Agent, for the ratable benefit of the Banks as provided in clause (v) of Subparagraph 2.09(a), nonrefundable commitment fees (the "Commitment Fees") equal to the Commitment Fee Percentage on the daily average Unused Commitment for the period beginning on the date of this Agreement and ending on the Maturity Date. The Commitment Fee Percentage shall be determined as provided in the Pricing Grid and may change for each Pricing Period. Borrower shall pay the Commitment Fees quarterly in arrears on the last Business Day in each calendar quarter (commencing September 30, 1997) and on the Maturity Date (or if the Total Commitment is cancelled on a date prior to the Maturity Date, on such prior date).

               (b) Letter of Credit Fees.

                       (i) Letter of Credit  Usage Fees.  Borrower  shall pay to
               Agent, for the ratable benefit of the Banks as provided in clause
               (v) of Subparagraph 2.09(a), nonrefundable usage fees for the Letters of Credit (the "LC Usage Fees") equal to one percent (1%) per annum on the daily average available amount of each Letter of Credit for the period beginning on the date such Letter of Credit is issued and ending on the date such Letter of Credit expires. Borrower shall pay the LC Usage Fees quarterly in arrears on the last Business Day in each quarter (commencing at the end of the first calendar quarter after the issuance of the initial Letter of Credit) and on the Maturity Date.

                       (ii) Letter of Credit  Issuance Fees.  Borrower shall pay
               to Agent, for the sole benefit of Issuing Bank, nonrefundable issuance fees for the Letters of Credit (the "LC Issuance Fees") as agreed to between Borrower and Issuing Bank.

                       (iii) Other Letter of Credit Fees.  In addition to the LC
               Issuance Fees, Borrower shall pay to Agent, for the sole benefit of Issuing Bank, other standard reasonable fees of Issuing Bank for drawings under, transfers of and amendments to any Letter of Credit and other administrative actions performed by Issuing Bank in connection with any Letter of Credit, payable at such times and in such amounts as are consistent with Issuing Bank's standard fee policy at the time of such amendment or other action.

     2.05. Prepayments.

               (a) Terms of all Prepayments. Upon the prepayment of any Loan (whether such prepayment is an optional prepayment under Subparagraph 2.05(b), a mandatory prepayment required by Subparagraph 2.05(c) or a mandatory prepayment required by any other provision of this Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to Agent for the benefit of the Bank Party which made such Loan (i) all accrued interest to the date of such prepayment on the amount prepaid and (ii) if such prepayment is the prepayment of a LIBOR Loan on a day other than the last day of an Interest Period for such Loan, all amounts payable to such Bank Party pursuant to Paragraph 2.12.

               (b) Optional Prepayments. At its option, Borrower may, upon three
         (3) Business Days notice to Agent for LIBOR Loans and one (1) Business Day notice to Agent for Base Rate Loans, prepay any Borrowing in part, in an aggregate principal amount of $100,000 or more, or in whole.

               (c) Mandatory Prepayments. If, at any time, the Outstanding Facilities Credit exceeds the Total Commitment at such time (including, without limitation, as a result of the occurrence of a Commitment Reduction Date), Borrower shall immediately prepay Loans in an aggregate principal amount equal to such excess.

               (d) Application of Loan Prepayments. All prepayments of the Loans shall, to the extent possible, be first applied to prepay Base Rate Loans and then, if any funds remain, to prepay LIBOR Loans.

     2.06. Other Payment Terms.

               (a) Place and  Manner.  Except as  otherwise  expressly  provided herein, Borrower shall make all payments due to each Bank Party hereunder by payments to Agent, for the account of such Bank Party and such Bank Party's Applicable Lending Office, by Agent debiting Borrower's account maintained with Agent, or if no such account is currently being maintained, at Agent's office, located at the address specified in Paragraph 8.01, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon on the date due. Agent shall promptly disburse to each Bank Party each such payment received by Agent for such Bank Party.

               (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

               (c) Late Payments. If any amounts required to be paid by Borrower under this Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

               (d) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Agreement or the other Credit Documents, second to accrued interest then due and payable under this

         Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Loans.

               (e) Failure to Pay Agent. Unless Agent shall have received notice from Borrower at least one (1) Business Day prior to the date on which any payment is due to any Bank Party hereunder that Borrower will not make such payment in full, Agent may assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to the appropriate Bank Parties on such due date an amount equal to the amount then due such Bank Parties. If and to the extent Borrower shall not have so made such payment in full to Agent, each such Bank Party shall repay to Agent forthwith on demand such amount distributed to such Bank Party together with interest thereon, for each day from the date such amount is distributed to such Bank Party until the date such Bank Party repays such amount to Agent, at (i) the Federal Funds Rate for the first three
         (3) days and (ii) the Base Rate thereafter. A certificate of Agent submitted to any Bank Party with respect to any amounts owing by such Bank Party under this Subparagraph 2.06(e) shall be conclusive absent manifest error.

     2.07. Notes and Interest Account.

               (a) Notes. The obligation of Borrower to repay the Loans made by each Bank and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit D (individually, a "Note") which note shall be (i) payable to the order of such Bank, (ii) in the amount of such Bank's Commitment, (iii) dated the Closing Date and (iv) otherwise appropriately completed. Borrower authorizes each Bank to record on the schedule annexed to such Bank's Note the date and amount of each Loan made by such Bank and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that any failure by a Bank to make any such notation shall not affect the Obligations. Borrower further authorizes each Bank to attach to and make a part of such Bank's Note continuations of the schedule attached thereto as necessary.

               (b) Interest Account. Borrower authorizes Agent to record in an account or accounts maintained by Agent on its books (the "Interest Account") (i) the interest rates applicable to all Loans and the effective dates of all changes thereto, (ii) the Interest Period for each LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Loan and (iv) such other information as Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

     2.08. Loan Funding, Etc.

               (a) Bank Funding and Disbursement to Borrower. Each Bank shall, before 11:00 A.M. on the date of each Borrowing, make available to Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, such Bank's

         Proportionate Share of such Borrowing. After Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
         Section III, Agent shall promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower, Agent shall disburse the proceeds of each Borrowing to Borrower by disbursement to the account or accounts specified in the applicable Notice of Borrowing.

               (b) Bank Failure to Fund. Unless Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to Agent such Bank's Proportionate Share of such Borrowing, Agent may assume that such Bank has made such portion available to Agent on the date of such Borrowing in accordance with Subparagraph 2.08(a), and Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Bank does not make the amount of its Proportionate Share of any Borrowing available to Agent on or prior to the date of such Borrowing, such Bank shall pay to Agent, on demand, interest which shall accrue on such amount until made available to Agent at rates equal to (i) the daily Federal Funds Rate during the period from the date of such Borrowing through the third Business Day thereafter and (ii) the Base Rate thereafter. A certificate of Agent submitted to any Bank with respect to any amounts owing under this Subparagraph 2.08(b) shall be conclusive absent manifest error. If any Bank's Proportionate Share of any Borrowing is not in fact made available to Agent by such Bank within three (3) Business Days after the date of such Borrowing, Borrower shall pay to Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Agent, at the interest rate applicable at the time to the Loans comprising such Borrowing.

               (c) Banks' Obligations Several. The failure of any Bank to make the Loan to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation hereunder to make its Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

     2.09. Pro Rata Treatment.

               (a) Borrowings, Commitment Reductions, Etc. Except as otherwise provided herein:

                       (i) Each Borrowing, each reduction of the Total Commitment and participations in each Letter of Credit shall be made by or shared among the Banks pro rata according to their respective Proportionate Shares;

                       (ii) Each payment of principal of Loans in any  Borrowing
               shall be shared among the Banks which made or funded the Loans in such Borrowing pro rata according to the respective unpaid principal amounts of such Loans so made or funded by such Banks;

                       (iii) Each payment of interest on Loans in any  Borrowing
               shall be shared among the Banks which made or funded the Loans in such Borrowing pro rata according to (A) the respective unpaid principal amounts of such Loans so made or funded by such Banks and (B) the dates on which such Banks so made or funded such Loans;

                       (iv) Each  Reimbursement  Payment and interest payable by
               Borrower thereon shall be shared among the Banks (including Issuing Bank) which made or funded the applicable Drawing Payment pro rata according to the respective amounts of such Drawing Payment so made or funded by such Banks;

                       (v) Each payment of Commitment Fees shall be shared among
               the Banks pro rata according to (A) their respective Proportionate Share and (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank;

                       (vi) Each  payment of LC Usage Fees shall be shared among
               the Banks (including Issuing Bank in its capacity as a Bank) pro rata according to (A) their respective Proportionate Share and
               (B) in the case of each Bank which becomes a Bank hereunder after the date hereof, the date upon which such Bank so became a Bank;

                       (vii) Each  payment of interest  (other than  interest on
               Loans) shall be shared among the Bank Parties owed the amount upon which such interest accrues pro rata according to (A) the respective amounts so owed such Bank Parties and (B) the dates on which such amounts became owing to such Bank Parties; and

                       (viii) All other  payments  under this  Agreement and the
               other Credit Documents shall be for the benefit of the Person or Persons specified.

               (b) Sharing of Payments, Etc. If any Bank Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Loans owed to it in excess of its ratable share of payments on account of such Loans obtained by all Banks entitled to such payments, such Bank Party shall forthwith purchase from the other Bank Parties entitled to such payments such participations in the Loans or Reimbursement Obligations as shall be necessary to cause such purchasing Bank Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank Party, such purchase shall be rescinded and each other Bank Party shall repay to the purchasing Bank Party the purchase price to the extent of such recovery together with an amount equal to such other Bank Party's ratable share (according to the proportion of (i) the amount of such other Bank Party's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank Party in respect of the total amount so recovered. Borrower agrees that any Bank Party so purchasing a participation from another Bank Party pursuant to this Subparagraph 2.09(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff, but only as provided in Paragraph 8.06) with respect to such participation as fully as if such Bank Party were the direct creditor of Borrower in the amount of such participation.

     2.10. Change of Circumstances.

               (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any LIBOR Loan, Agent shall determine that
         (i) the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) the rates of interest for such LIBOR Loans do not adequately and fairly reflect the cost to the Banks of making or maintaining such LIBOR Loans, Agent shall immediately give notice of such condition to Borrower and the Banks. After the giving of any such notice and until Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to LIBOR Loans shall be suspended. Any LIBOR Loans outstanding at the commencement of any such suspension shall, unless fully repaid, be converted at the end of the then current Interest Period for such LIBOR Loans into Base Rate Loans unless such suspension has then ended.

               (b) Illegality. If, after the date of this Agreement, the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Bank with any request or directive (whether or not having the force of law) of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any LIBOR Loan, such Bank shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice, (i) Borrower's right to request the making of or conversion to, and such Bank's obligation to make or convert to, LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of such Bank, either (A) pursuant to Subparagraph 2.01(d), convert any such then outstanding LIBOR Loans of such Bank into Base Rate Loans at the end of the current Interest Period for such LIBOR Loans, or (B) immediately repay or convert any such LIBOR Loans if such Bank shall notify Borrower that such Bank may not lawfully continue to fund and maintain such LIBOR Loans. Any conversion or prepayment of LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.12. After any Bank notifies Agent and Borrower of such a Change of

         Law and until such Bank notifies Agent and Borrower that it is no longer unlawful or impossible for such Bank to make or maintain any LIBOR Loan, all Loans of such Bank shall be Base Rate Loans.

               (c) Increased Costs. If, after the date of this Agreement, any Change of Law:

                       (i) Shall subject any Bank to any tax, duty or other charge with respect to any LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Bank on such a LIBOR Loan or in respect to such a LIBOR Loan under this Agreement (except for changes in the rate of taxation on the overall net income of any Bank imposed by its jurisdiction of incorporation or the jurisdiction in which its principal executive office is located); or

                       (ii) Shall impose,  modify or hold applicable any reserve
               (excluding any Reserve Requirement or other reserve to the extent included in the calculation of the LIBO Rate for any LIBOR
               Loans), special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any LIBOR Loan; or

                       (iii) Shall impose on any Bank any other condition related to any LIBOR Loan or such Bank's Commitments;

         And the effect of any of the foregoing is to increase the cost to such Bank of making, renewing, or maintaining any such LIBOR Loan or such Bank's Commitments or to reduce any amount receivable by such Bank hereunder, then Borrower shall from time to time, within five (5) days after demand by such Bank, pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts. A certificate as to the amount of such increased costs or reduced amounts submitted by such Bank to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this Subparagraph 2.10(c) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (d) Capital Requirements. If, after the date of this Agreement, any Bank Party determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Bank Party or any Person controlling such Bank Party (a "Capital Adequacy Requirement") and (ii) the amount of capital maintained by such Bank Party or such Person which is attributable to or based upon the Loans, the Letters of Credit, the Commitments or this Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Bank Party's or such Person's policies with respect to capital adequacy), Borrower shall pay to such Bank Party or such Person, within five (5) days after demand of such Bank Party, such + amounts as such Bank Party or such Person shall determine are necessary to compensate such Bank Party or such Person for the increased costs to such Bank Party or such Person of such increased capital. A certificate of any Bank Party setting forth in reasonable detail the computation of any such increased costs delivered by such Bank Party to Borrower shall, in the absence of manifest error, be conclusive and binding on Borrower for all purposes. The obligations of Borrower under this Subparagraph 2.10(d) shall survive the payment and performance of the Obligations and the termination of this Agreement.

     2.11. Taxes on Payments.

               (a) Payments Free of Taxes. All payments made by Borrower under this Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on any Agent or Bank Party by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to any Agent or any Bank Party hereunder or under the other Credit Documents, the amounts so payable to Agent or such Bank Party shall be increased to the extent necessary to yield to Agent or such Bank Party (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Agent for its own account or for the account of such Bank Party, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Agent the required receipts or other required documentary evidence, Borrower shall indemnify Agent and the Bank Parties for any incremental taxes, interest or penalties that may become payable by Agent or any Bank Party as a result of any such failure. The obligations of Borrower under this Subparagraph 2.11(a) shall survive the payment and performance of the Obligations and the termination of this Agreement.

               (b) Withholding Exemption Certificates. On or prior to the Closing Date, each Bank which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Borrower and Agent either two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes. Each Bank which delivers to Borrower and Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Agent two further copies of Form 1001 or 4224, or successor applicable forms, or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Agent, and such extensions or renewals thereof as may reasonably be requested by Borrower or Agent, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises Borrower and Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

     2.12. Funding Loss Indemnification. If Borrower shall (a) repay, prepay or convert any LIBOR Loan on any day other than the last day of an Interest Period therefor (whether a scheduled payment, an optional prepayment or conversion, a mandatory prepayment or conversion, a payment upon acceleration or otherwise),
(b) fail to borrow any LIBOR Loan for which a Notice of Borrowing has been delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Loans into LIBOR Loans in accordance with a Notice of Conversion delivered to Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Bank, reimburse such Bank for and hold such Bank harmless from all costs and losses incurred by such Bank as a result of such repayment, prepayment or failure. Borrower understands that such costs and losses may include, without limitation, losses incurred by a Bank as a result of funding and other contracts entered into by such Bank to a fund a LIBOR Loan. Each Bank demanding payment under this Paragraph 2.12 shall deliver to Borrower, with a copy to Agent, a certificate setting forth the amount of costs and losses for which demand is made, which certificate shall set forth in reasonable detail the calculation of the amount demanded. Such a certificate so delivered to Borrower shall constitute prima facie evidence of such costs and losses. The obligations of Borrower under this Paragraph 2.12 shall survive the payment and performance of the Obligations and the termination of this Agreement.

     2.13. Security.

               (a) Security Agreements, Guaranties, Etc. The Obligations shall be secured by the following:

                       (i) A Security Agreement in the form of Exhibit E-1, duly
               executed by Borrower (the "Borrower Security Agreement");

                       (ii) A Security  Agreement  in the form of  Exhibit  E-2,
               duly executed by TSW (the "TSW Security Agreement");

                       (iii) A Guaranty in the form of Exhibit F-1, duly executed by Parent (the "Indus Guaranty"); and

                       (iv) A Guaranty in the form of Exhibit F-2, duly executed
               by TSW (the "TSW Guaranty").

         provided, however, that if during any fiscal quarter after the First Commitment Reduction Date, Parent maintains a Leverage Ratio of less than 0.65/1.00, the security interests of Agent and the Bank Parties created pursuant to the Security Agreement and the TSW Security Agreement shall be released and discharged and shall not be reinstated.

               (b) Further Assurances. At all times while the security interest created pursuant to the Borrower Security Agreement and the TSW Security Agreement are in place, Borrower shall deliver, and shall cause TSW and Parent to deliver, to Agent such additional security agreements, guaranties and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements) as Agent may reasonably request to:

                       (i) Grant, perfect, maintain, protect and evidence security interests in favor of Agent, for the benefit of Agent and the Bank Parties, in and to the Collateral prior to the Liens or other interests of any Person, except for Permitted Liens; and

                       (ii) Otherwise establish,  maintain, protect and evidence
               the rights provided to Agent, for the benefit of Agents and the Banks, pursuant to the Security Documents.

         Borrower shall fully cooperate with Agent and the Bank Parties and perform all additional acts reasonably requested by Agent or any Bank to effect the purposes of this Paragraph 2.13.


SECTION III.      CONDITIONS PRECEDENT.

     3.01. Initial Conditions Precedent. The obligations of the Bank Parties to make the Loans comprising the initial Borrowing or of Issuing Bank to issue the initial Letter of Credit are subject to receipt by Agent, on or prior to the Closing Date, of each item listed in Schedule 3.01, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Agent and each Bank.

     3.02. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event (including the initial Borrowing and the initial Letter of Credit) is subject to the further conditions that:

               (a) Borrower shall have delivered to Agent (and Issuing Bank, in the case of an LC Application) the Notice of Borrowing, Notice of Conversion or Notice of Interest Period Selection, as the case may be, for such Credit Event in accordance with this Agreement;

               (b) On the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                       (i) The  representations and warranties of Parent and its
               Subsidiaries (including Borrower) set forth in Paragraph 4.01 and of Parent and its Subsidiaries in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date); and

                       (ii) No Default or Event of Default has  occurred  and is
               continuing or will result from such Credit Event; and

               (c) On the date such Credit Event is to occur and after giving effect to such Credit Event, all of the Credit Documents are in full force and effect.

The submission by Borrower to Agent of each Notice of Borrowing, each Notice of Conversion (other than a notice for a conversion to a Base Rate Loan), each Notice of Interest Period Selection and each LC Application shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.


SECTION IV.       REPRESENTATIONS AND WARRANTIES.

     4.01. Parent's Representations and Warranties. In order to induce Agent and the Bank Parties to enter into this Agreement, Parent on behalf of Borrower hereby represents and warranties to Agent and the Bank Parties as follows:

               (a) Due Incorporation, Qualification, etc. Each of Parent and its Subsidiaries (including Borrower) (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed is reasonably likely to have a Material Adverse Effect.

               (b) Authority. The execution, delivery and performance by Parent and its Subsidiaries (including Borrower) of each Credit Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (i) are within the corporate power of such Person and (ii) have been duly authorized by all necessary corporate actions on the part of such Person.

               (c) Enforceability. Each Credit Document executed, or to be executed, by Parent or any of its Subsidiaries (including Borrower) has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

               (d) Non-Contravention. The execution and delivery by Parent and its Subsidiaries (including Borrower) of the Credit Documents and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Person;
         (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligations of Borrower; or (iii) result in the creation or imposition of any Lien (or the obligation to create or impose any Lien) upon any property, asset or revenue of such Person (except such Liens as may be created in favor of Agent pursuant to this Agreement or the other Credit Documents).

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Parent or any of its Subsidiaries (including Borrower) or the performance and consummation of the transactions contemplated thereby, except such as have been made or obtained and are in full force and effect.

               (f) No  Violation  or  Default.  Neither  Parent  nor  any of its
         Subsidiaries (including Borrower) is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person or (ii) any Contractual Obligation of such Person, where, in each case, such violation or default is reasonably likely to have a Material Adverse Effect. Without limiting the generality of the foregoing, neither
         Parent nor any of its Subsidiaries (A) is in violation of any environmental laws, (B) has any liability or potential liability under any environmental laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce environmental laws, where, in each case, such violation, liability or investigation could reasonably be expected to have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

               (g) Litigation. Except as set forth in the Schedule 4.01(g) (with estimates of the dollar amounts involved), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Parent or any of its Subsidiaries (including Borrower) at law or in equity in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or

         (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of the Credit Documents or the transactions contemplated thereby.

               (h) Title; Possession Under Leases. Parent and its Subsidiaries (including Borrower) own and have good and marketable title, or a valid leasehold interest in, all their respective properties and assets as reflected in the most recent Financial Statements delivered to Agent (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens. Each of Parent and its Subsidiaries (including Borrower) has complied with all material obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Parent and its Subsidiaries (including Borrower) enjoys peaceful and undisturbed possession under such leases.

               (i) Financial Statements. The Financial Statements of Parent and its Subsidiaries (including Borrower) which have been delivered to Agent in connection with this Agreement, (i) are in accordance with the books and records of Parent, which have been maintained in accordance with good business practice; (ii) have been prepared in conformity with GAAP; and (iii) fairly present the financial condition and results of operations of Parent and its Subsidiaries (including Borrower) as of the date thereof and for the periods covered thereby. As of the date of each of the Financial Statements of Parent and its Subsidiaries (including Borrower) delivered pursuant to Paragraph 3.01 or clause (i) or (ii) of Subparagraph 5.01(a), neither Parent nor any of its
         Subsidiaries (including Borrower) has any contingent obligations, liability for taxes or other outstanding obligations which are reasonably likely, in the aggregate, to have a Material Adverse Effect, except as disclosed in such Financial Statements.

               (j) No Agreements to Sell Assets; Etc. As of the Closing Date, neither Parent nor any of its Subsidiaries (including Borrower) has any legal obligation, absolute or contingent, to any Person to sell all or any material part of the assets of Parent or any of its Subsidiaries (including Borrower) (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Parent or any of its Subsidiaries (including Borrower) or to enter into any agreement with respect thereto.

               (k) Employee Benefit Plans.

                       (i) Based on the latest valuation of each Employee Benefit Plan that either Parent or any ERISA Affiliate maintains or contributes to, or has any obligation under (which occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of ss. 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Parent nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage is not reasonably likely to have a Material Adverse Effect.

                       (ii) Each Employee  Benefit Plan  complies,  in both form
               and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Parent or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Parent or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Parent nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                       (iii) Neither Parent nor any ERISA Affiliate has any material contingent obligations to any Multiemployer Plan. Neither Parent nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Parent nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

               (l) Other Regulations. Neither Parent nor any of its Subsidiaries (including Borrower) is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

               (m) Patent and Other Rights. Parent and its Subsidiaries (including Borrower) own or license under validly existing agreements, and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are material to conduct the businesses of Parent and its Subsidiaries (including Borrower) (taken as a whole) as now conducted.

               (n) Governmental Charges. Parent and its Subsidiaries (including Borrower) have filed or caused to be filed all material tax returns which are required by law to be filed by them. Parent and its Subsidiaries (including Borrower) have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise, except such Governmental Charges, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which are not reasonably likely to have a Material Adverse Effect if unpaid.

               (o) Margin Stock. Neither Parent nor any of its Subsidiaries (including Borrower) owns Margin Stock which, in the aggregate, would constitute a substantial part of the assets of such Person, and no proceeds of any Loan and no Letter of Credit will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

               (p)  Subsidiaries,   etc.  Set  forth  in  Schedule  4.01(p)  (as
         immediately supplemented by Borrower on behalf of Parent on or immediately prior to any change thereto) is a complete list of all of Parent's Subsidiaries (including Borrower) and all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the asset value of each and the percentage of Parent's or Borrower's consolidated total assets represented by each. Except for such Subsidiaries, neither Parent nor Borrower has any Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

               (q) Capital Stock. The authorized capital stock of Borrower consists of 50,000,000 shares of common stock of which 19,198,302 shares are duly issued and outstanding as of August 25, 1997. Parent owns all issued and outstanding shares of such common stock. All outstanding capital stock is duly authorized, validly issued, fully paid and non-assessable. There are no outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, any additional capital stock of Borrower, or obligating Borrower to grant, extend or enter into any such agreement or commitment.

               (r) Solvency, Etc. Parent and each of its Subsidiaries (including Borrower) is Solvent and, after the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

               (s) Catastrophic Events. Neither Parent nor any of its Subsidiaries (including Borrower) and none of their properties is or has been affected by any fire, explosion, strike, lockout or other labor dispute, earthquake, embargo or other casualty that is reasonably likely to have a Material Adverse Effect. As of the Closing Date, there are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Parent or any of its Subsidiaries (including Borrower) is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Parent, jurisdictional disputes or organizing activities occurring or threatened which alone or in the aggregate are reasonably likely to have a Material Adverse Effect.

               (t) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

               (u) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to Bank Party by or on behalf of Parent, Borrower or any of their Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.02. Reaffirmation. Parent shall be deemed to have reaffirmed, for the benefit of Agent and the Bank Parties, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event (except for representations and warranties expressly made as of a specified date, which shall be true as of such date).


SECTION V.        COVENANTS.

     5.01. Affirmative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations, Borrower or Parent on behalf of Borrower (as applicable) will comply, and will cause compliance, with the following affirmative covenants, unless Required Banks shall otherwise consent in writing:

               (a) Financial Statements, Reports, etc. Borrower shall furnish to Agent (and Agent shall promptly thereupon furnish to each Bank) the following, each in such form and such detail as Agent or the Required Banks shall reasonably request:

                       (i) As soon  as  available  and in no  event  later  than
               forty-five (45) days after the last day of each quarter, a copy of the Financial Statements of Parent, Borrower and TSW (prepared on a consolidated and consolidating basis) for such month and for the fiscal year to date, certified by the Chief Financial Officer of Parent to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

                       (ii) At all times during which the Obligations of Borrower are secured by the Collateral pledged pursuant to the Security Agreement, as soon as available and in no event later than thirty (30) days after the last day of each month, a summary aging of Parent's and its Subsidiaries' consolidated accounts receivable as of the most recent month end, certified by the Vice

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


               President Finance of Parent to present fairly the aging of such accounts receivable reflected therein;

                       (iii) As soon as available and in no event later than one
               hundred twenty (120) days after the close of each fiscal year of Parent, (A) copies of the audited Financial Statements of Parent and its Subsidiaries (prepared on a consolidated and consolidating basis) for such year, prepared by independent certified public accountants of recognized national standing acceptable to Agent, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to Agent) and management letters delivered by such accountants in connection with all such Financial Statements and (C) certificates of such accountants to Agent stating that in making the examination necessary for their opinion they have reviewed this Agreement and have obtained no knowledge of any Default which has occurred and is continuing, or if, in the opinion of such accountants, a Default has occurred and is continuing, a statement as to the nature thereof;

                       (iv) Contemporaneously with the quarterly and year-end Financial Statements required by the foregoing clauses (ii) and
               (iii), a certificate of an executive officer of Parent and Borrower in the form of Exhibit G, appropriately completed, together with such financial computations as Agent may reasonably request to determine compliance with the terms of this Agreement (a "Compliance Certificate");

                       (v) As soon as  possible  and in no event later than five
               (5) Business Days after any officer of Parent or Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Parent or any of its Subsidiaries (including Borrower) involving potential monetary damages payable by Parent or its Subsidiaries (including Borrower) of $1,000,000 or more (alone or in the aggregate); (C) any other event or condition which is reasonably likely to have a Material Adverse Effect; or (D) any Default; the statement of the president or chief financial officer of Parent or Borrower setting forth details of such event, condition or Default and the action which Parent or Borrower proposes to take with respect thereto;

                       (vi) If requested, copies of Parent's and its Subsidiaries' (including Borrower's) federal income tax returns, and if requested by Agent, copies of any extensions with respect to the filing thereof; and

                       (vii) Such other certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Parent or any of its Subsidiaries (including Borrower), and compliance by Borrower with the terms of this Agreement and the other Credit Documents as any Bank Party through Agent may from time to time reasonably request.

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


               (b) Books and Records. Parent and its Subsidiaries (including Borrower) shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

               (c) Inspections. Parent and its Subsidiaries (including Borrower) shall permit any Person designated by any Bank Party, upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Parent and its Subsidiaries (including Borrower), to conduct audits of any or all of the Collateral at Borrower's expense, to examine the books and records of Parent and its Subsidiaries (including Borrower) and make copies thereof and to discuss the affairs, finances and business of Parent and its Subsidiaries (including Borrower) with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as any Bank may reasonably request.

               (d) Insurance. Parent and its Subsidiaries (including Borrower) shall:

                       (i) Carry and maintain  insurance of the types and in the
               amounts customarily carried from time to time during the term of this Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including, but not limited to, fire, public liability, property damage and worker's compensation;

                       (ii) Carry and  maintain  each policy for such  insurance
               with (A) a company which is rated A or better by A.M. Best and Company at the time such policy is placed and at the time of each annual renewal thereof or (B) any other insurer which is reasonably satisfactory to Agent; and

                       (iii) Deliver to Agent from time to time, as Agent may request, schedules setting forth all insurance then in effect.

               (e) Governmental Charges. Parent and its Subsidiaries (including Borrower) shall promptly pay and discharge when due (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, (ii) all indebtedness which, if unpaid, could become a Lien upon the property of Parent or its Subsidiaries (including Borrower) and (iii) subject to any subordination provisions applicable thereto, all other Indebtedness which, if unpaid, is reasonably likely to have a Material Adverse Effect.

               (f) Use of Proceeds. Borrower shall use the proceeds of the Loans and the Letters of Credit only for the respective purposes set forth in Subparagraph 2.01(g) and Subparagraph 2.02(g). Borrower shall not use any part of the proceeds of any Loan or any Letter of Credit, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower, any Bank Party or Agent in a violation of Regulations G, T, U or X issued by the Federal Reserve Board.

               (g) General Business Operations. Each of Parent and its Subsidiaries (including Borrower) shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which is reasonably likely to have a Material Adverse Effect, (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and (iv) pay and perform all Contractual Obligations as and when due (except to the extent disputed in good faith by Parent or the appropriate Subsidiary and where non-payment would not be reasonably expected to have a Material Adverse Effect). Borrower shall maintain its chief executive office and principal place of business in the United States and shall not relocate its chief executive office or principal place of business outside of California except upon not less than ninety (90) days prior written notice to Agent.

     5.02. Negative Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations, Parent on behalf of Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Banks shall otherwise consent in writing:

               (a) Indebtedness. On a consolidated basis, neither Parent nor any of its Subsidiaries (including Borrower) shall create, incur, assume or permit to exist any Indebtedness or any Guaranty Obligations except for the following ("Permitted Indebtedness"):

                       (i)  The   Obligations   of  Borrower  under  the  Credit
               Documents;

                       (ii) Indebtedness  listed in Schedule 5.02(a) existing on
               the date of this Agreement, but specifically excluding the Indebtedness of TSW to Greyrock;

                       (iii)   Indebtedness  of  Parent  and  its   Subsidiaries
               (including Borrower) under purchase money loans and Capital Leases incurred by Parent or any of its Subsidiaries (including Borrower) to finance the acquisition by such Person of real property, fixtures, equipment or other fixed assets provided that in each case, (A) such Indebtedness is incurred by such Person at the time of, or not later than ninety (90) days after, the acquisition by such Person of the property so financed, (B) such Indebtedness does not exceed the purchase price of the property so financed and (C) the aggregate principal amount of any such Indebtedness does not exceed $4,000,000 at any time;

                       (iv)   Indebtedness   arising  from  the  endorsement  of
               instruments for collection in the ordinary course of Parent's or a Subsidiary's (including Borrower's) business;

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


                       (v) Indebtedness of Parent and its Subsidiaries (including Borrower) with respect to surety, appeal, indemnity, performance or other similar bonds in the ordinary course of business;

                       (vi) Indebtedness of Parent and its Subsidiaries (including Borrower) under initial or successive refinancings of any Indebtedness permitted by clause (ii) or (iii) above, provided that (A) the principal amount of any such refinancing does not exceed the principal amount of the Indebtedness being refinanced and (B) the material terms and provisions of any such refinancing (including maturity, redemption, prepayment, default and subordination provisions) are no less favorable to the Banks than the Indebtedness being refinanced;

                       (vii) Indebtedness of Parent and its Subsidiaries (including Borrower) for trade accounts payable, provided that
               (A) such  accounts  arise in the ordinary  course of business and
               (B) no material part of such account is more than ninety (90) days past due (unless subject to a bona fide dispute and for which adequate reserves have been established);

                       (viii)   Guaranty   Obligations   of   Parent   and   its
               Subsidiaries (including Borrower) in respect of other Permitted Indebtedness;

                       (ix) Indebtedness of Parent to any of its Subsidiaries (including Borrower), Indebtedness of any of its Subsidiaries to Borrower or Parent or Indebtedness of any of its Subsidiaries to any of its other Subsidiaries; and

                       (x) Other  Indebtedness  of Parent  and its  Subsidiaries
               (including Borrower), provided that the aggregate principal amount of all such other Indebtedness does not exceed $1,000,000 at any time.

               (b) Liens. Neither Parent nor any of its Subsidiaries (including Borrower) shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for the following ("Permitted Liens"):

                       (i) Liens in favor of Agent or any Bank securing the Obligations;

                       (ii) Liens  listed in  Schedule  5.02(b)  existing on the
               date of this Agreement;

                       (iii) Liens for taxes or other  Governmental  Charges not
               at the time delinquent or thereafter payable without penalty or being contested in good faith, provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                       (iv) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords and other similar Liens imposed by law incurred in the ordinary course of business for sums (A) not overdue or (B) being contested in good faith provided that adequate reserves for the payment thereof have been established in accordance with GAAP;

                       (v) Deposits  under workers'  compensation,  unemployment
               insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                       (vi) Zoning restrictions, easements, rights-of-way, title
               irregularities and other similar encumbrances, which alone or in the aggregate are not substantial in amount and do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of Parent or any of its Subsidiaries (including Borrower);

                       (vii) Liens securing Indebtedness which constitutes Permitted Indebtedness under clause (iii) and (x) of Subparagraph 5.02(a) provided that, in each case, such Lien (A) covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, and (B) secures only such Permitted Indebtedness;

                       (viii)  Banker's  Liens  and  similar  Liens   (including
               set-off rights) in respect of bank deposits;

                       (ix) Liens  incurred in  connection  with the  extension,
               renewal or refinancing of the Indebtedness secured by the Liens described in clause (ii) or (vii) above, provided that any extension, renewal or replacement Lien (A) is limited to the property covered by the existing Lien and (B) secures Indebtedness which is no greater in amount and has material terms no less favorable to the Banks than the Indebtedness secured by the existing Lien; and

                       (x) Liens on property or assets of any corporation  which
               becomes a Subsidiary of Parent (including Borrower) after the date of this Agreement, provided that (A) such Liens exist at the time the stock of such corporation is acquired by Parent or any of its Subsidiaries (including Borrower) and (B) such Liens were not created in contemplation of such acquisition;

                       (xi) Judgement Liens, provided that such Liens do not have a value in excess of $2,000,000 or such Liens are released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy and, if so stayed, such stay is not thereafter removed;

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


                       (xii) Rights of vendors or lessors under conditional sale
               agreements, Capital Leases or other title retention agreements, provided that, in each case, (A) such rights secure or otherwise relate to Permitted Indebtedness, (B) such rights do not extend to any property other than property acquired with the proceeds of such Permitted Indebtedness and (C) such rights do not secure any Indebtedness other than such Permitted Indebtedness;

                       (xiii) Liens in favor of customs and revenue  authorities
               arising as a matter of law to secure payment of customs duties and in connection with the importation of goods in the ordinary course of Parent's and its Subsidiaries' (including Borrower's) businesses; and

                       (xiv) Liens on  insurance  proceeds in favor of insurance
               companies with respect to the financing of insurance premiums.

               (c) Asset Dispositions. Neither Parent nor any of its Subsidiaries (including Borrower) shall sell, lease, transfer or otherwise dispose of all or any of its assets or property, whether now owned or hereafter acquired, except for the following:

                       (i) Sales of  inventory  by Parent  and its  Subsidiaries
               (including Borrower) in the ordinary course of their businesses;

                       (ii) Sales of surplus,  damaged,  worn or obsolete assets
               or properties for not less than fair market value;

                       (iii)  Sales  or  other   dispositions   of   Investments
               permitted by Subparagraph 5.02(e) for not less than fair market value;

                       (iv) Sales or assignments  of defaulted  receivables to a
               collection agency in the ordinary course of business; and

                       (v) Other  sales,  leases,  transfers  and  disposals  of
               assets and property, provided that the aggregate value of all such assets and property (based upon the greater of the fair market or book value of such assets and property) so sold, leased, transferred or otherwise disposed of in any fiscal year does not exceed $2,000,000 per year.

               (d) Mergers, Acquisitions, Etc. Neither Parent nor any of its Subsidiaries (including Borrower) shall consolidate with or merge into any other Person or permit any other Person to merge into it, establish any new Subsidiary, acquire any Person as a new Subsidiary or acquire all or substantially all of the assets of any other Person, except that:

                       (i) Any wholly-owned  Subsidiary of Parent may merge into
               any other wholly-owned Subsidiary of Parent;

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


                       (ii) Parent or any wholly-owned  Subsidiary of Parent may
               merge into or  consolidate  with any other Person,  provided that
               (A) Parent or any wholly-owned Subsidiary of Parent is the surviving corporation, (B) the aggregate consideration paid in connection with any such merger or acquisition does not exceed $5,000,000, of which no more than $2,000,000 may consist of cash and/or assumed Indebtedness and (C) the aggregate consideration paid in connection with all such mergers in any calendar year does not exceed $10,000,000, of which no more than $5,000,000 may consist of cash and/or assumed Indebtedness; and

                       (iii) Parent or any wholly-owned Subsidiary of Parent (including Borrower) may merge into or consolidate with any other Person with the prior written consent of the Required Banks.

               (e) Investments. Neither Parent nor any of its Subsidiaries (including Borrower) shall make any Investment except for Investments of Parent in an aggregate amount of up to $2,000,000 outstanding at any time in the following:

                       (i) Investments of Parent and its Subsidiaries (including
               Borrower) in Cash Equivalents;

                       (ii) Any transaction permitted by Subparagraph 5.02(a);

                       (iii) Money market mutual funds registered with the Securities and Exchange Commission, meeting the requirements of Rule 2a-7 promulgated under the Investment Company Act of 1940;

                       (iv) Investments listed in Schedule 5.02(e) existing on the date of this Agreement;

                       (v) Investments consisting of loans to officers and directors of Parent and its Subsidiaries (including Borrower), provided that the aggregate amount of such loans shall not exceed $1,000,000 during the term of this Agreement; and

                       (vi) Other Investments, provided that the aggregate amount of such other Investments does not exceed $2,000,000 during the term of this Agreement.

               (f) Dividends, Redemptions, Etc. Neither Parent nor any of its Subsidiaries (including Borrower) shall pay any dividends or make any distributions on its Equity Securities; purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; return any capital to any holder of its Equity Securities as such; make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or set apart any sum for any such purpose; except as follows:

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


                       (i) Borrower and Parent may pay  dividends on its capital
               stock payable solely in Borrower's or Parent's own capital stock;

                       (ii) Borrower and Parent may purchase or redeem shares of
               its capital stock in connection with or pursuant to any of its Employee Benefit Plans; and

                       (iii) Any  Subsidiary  or  Affiliate  of Borrower may pay
               dividends to Borrower.

               (g) Change in Business. Neither Parent nor any of its Subsidiaries (including Borrower) shall engage, either directly or indirectly through Affiliates, in any business substantially different from its present business.

               (h) Certain Indebtedness Payments, Etc. Neither Parent nor any of its Subsidiaries (including Borrower) shall (i) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled payment thereof any Indebtedness for borrowed money (other than the Obligations) or lease obligations; or (ii) amend, modify or otherwise change the terms of any document, instrument or agreement evidencing Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled payment thereof.

               (i) ERISA. Neither Parent nor any ERISA Affiliate shall (i) adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either Parent or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the Code or section 302 of ERISA), excluding all extensions permitted by law or contract, (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the Code, if any of such actions or inactions described in clauses (i) - (vii), either individually or cumulatively, would have a Material Adverse Effect.

               (j) Transactions With Affiliates. Neither Parent nor any of its Subsidiaries (including Borrower) shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except upon terms at least as favorable to Parent or such Subsidiary as an arms-length transaction with unaffiliated Persons.

               (k) Accounting Changes. Neither Parent nor any of its Subsidiaries (including Borrower) shall change (i) its fiscal year before December 31, 1997 (currently December 31 for Parent and Borrower, and March 31 for TSW) or (ii) its accounting practices except as permitted by GAAP.

     5.03. Financial Covenants. Until the termination of this Agreement and the satisfaction in full by Borrower of all Obligations, Parent on behalf of Borrower will comply, and will cause compliance, with the following financial covenants, unless Required Banks shall otherwise consent in writing:

               (a) Quick Ratio. Parent shall not permit the Quick Ratio of Parent and its Subsidiaries to be less than 1.25 to 1.00 on the last day of each fiscal quarter.

               (b) Tangible Net Worth. Parent shall not permit its consolidated Tangible Net Worth to be less than on any date of determination (such date to be referred to herein as a "determination date") which occurs after September 30, 1997 (such date to be referred to herein as the "base date") the sum on such determination date of the following:

                       (i) $60,000,000;

                                      plus

                       (ii) Eighty percent (80%) of the sum of Parent's consolidated quarterly net income (ignoring any quarterly losses) for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                      plus

                       (iii) One Hundred  percent  (100%) of the net proceeds of
               all Equity Securities issued by Parent and its Subsidiaries during the period commencing on the base date and ending on the determination date.

               (c) Leverage Ratio. Parent shall not permit the Leverage Ratio of Parent and its Subsidiaries to be greater than .90 to 1.00.

               (d) Profitability. (i) Parent shall not permit the consolidated net income before taxes of Parent and its Subsidiaries for the fiscal quarter period ending September 30, 1997 to be a loss in excess of $9,000,000; and (ii) Parent shall not permit the consolidated net income after taxes of Parent and its Subsidiaries for any fiscal quarter period thereafter to be less than $1.00.

     5.04. Post-Closing Covenants. Within ten (10) days after the Closing Date, Borrower or Parent on behalf of Borrower (as applicable) will deliver to Agent each item

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


listed in Schedule 5.04, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Agent and each Bank.


SECTION VI.       DEFAULT.

     6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

               (a) Borrower shall fail to pay when due any payment required under the terms of this Agreement or any of the other Credit Documents; or

               (b) Borrower, Parent or any of their Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in Subparagraph 5.01(d), Paragraph 5.02 or Paragraph 5.03 or set forth in Paragraph 4 of the Parent Guaranty, Paragraph 4 of the TSW Guaranty, or Paragraph 4 of the TSW Security Agreement; or

               (c) Borrower, Parent or any of their Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Agreement or the other Credit Documents and such failure shall continue for ten (10) days; or

               (d) Any written representation, warranty, certificate, information or other statement (financial or otherwise) made or furnished by Borrower, Parent or any of their Subsidiaries to Agent or any Bank Party in or in connection with this Agreement or any of the other Credit Documents shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

               (e) (i) Borrower, Parent or any of their Subsidiaries (A) shall fail to make a payment or payments in an aggregate amount of $100,000 or more when due under the terms of any Indebtedness to be paid by such Person (excluding this Agreement and the other Credit Documents or any intercompany Indebtedness between Borrower, Parent and any of their Subsidiaries, but including any other evidence of indebtedness of Borrower, Parent or any of their Subsidiaries to any Bank) and such failure shall continue beyond any period of grace provided with respect thereto, or (B) shall fail to make any other payment or payments when due under or otherwise default in the observance or performance of any other agreement, term or condition contained in any such Indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause, indebtedness in an aggregate amount of $100,000 or more to become due prior to its stated date of maturity; or (ii) there shall occur or exist any other event or condition which causes, or permits the holder or holders of such indebtedness to cause, indebtedness in an aggregate amount of $100,000 or more to become due prior to its stated date of maturity (whether through holder puts, mandatory redemptions or prepayments or otherwise); or

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


               (f) Borrower, Parent or any of their Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
         (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) no longer be Solvent, (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

               (g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower, Parent or any of their Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower, Parent or any of their Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

               (h) A final judgment or order for the payment of money in excess of $1,000,000 shall be rendered against Borrower, Parent or any of their Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed; or

               (i) Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower, Parent or any of their Subsidiaries (including TSW) not to be, a legal, valid and binding obligation of such Person enforceable in accordance with its terms; or

               (j) Any Reportable Event occurs which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee by the PBGC to administer any Employee Benefit Plan, or any Employee Benefit Plan shall be terminated with unfunded liabilities within the meaning of Title IV of ERISA or a trustee shall be appointed by the PBGC to administer any Employee Benefit Plan; or

               (k) Any Change of Control shall occur.

(Any of the events or conditions set forth in Subparagraphs 6.01(a)-(k), prior to the giving of any required notice or the expiration of any specified grace period, shall constitute a "Default" hereunder.)

     6.02. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)) and at any time thereafter during the continuance of such Event of Default, Agent may, with the consent of the Required Banks, or shall, upon instructions from the Required Banks, by written notice to Borrower, (a) terminate the Commitments and the obligations of the Bank Parties to make Loans or issue Letters of Credit (b) declare all outstanding Obligations payable by Borrower to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding, and/or (c) direct Borrower to deliver to Agent funds in an amount equal to the aggregate stated amount of all outstanding Letters of Credit. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice, (1) the Commitments and the obligations of the Bank Parties to make Loans or issue Letters of Credit shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Agent shall notify each Bank Party of such action.


SECTION VII.  AGENT AND RELATIONS AMONG BANKS.

     7.01. Appointment, Powers and Immunities. Each Bank Party hereby appoints and authorizes Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in any other Credit Document, be a trustee for any Bank Party or have any fiduciary duty to any Bank Party. Notwithstanding anything to the contrary contained herein, Agent shall not be required to take any action which is contrary to this Agreement or any other Credit Document or applicable law. Neither Agent nor any Bank Party shall be responsible to Agent or any other Bank Party for any recitals, statements, representations or warranties made by Borrower, Parent or any of their Subsidiaries contained in this Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Credit Document or for any failure by Borrower, Parent or any of their Subsidiaries to perform its obligations hereunder or thereunder. Agent may employ agents and attorneys-in-fact and shall not be responsible to any Bank Party for the negligence or misconduct of any such agents or attorneys-in-fact selected by them with reasonable care. None of the Agent or its directors, officers, employees or agents shall be responsible to any Bank Party for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Agreement, Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Banks.

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


     7.02. Reliance by Agent. Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by them in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, Agent shall not be required to take any action or exercise any discretion, but Agent shall be required to act or to refrain from acting upon instructions of the Required Banks and shall in all cases be fully protected by the Bank Parties in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on Agent and all of the Bank Parties.

     7.03. Defaults. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Agent has received a notice from a Bank Party or Borrower, referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Agent receives such a notice of the occurrence of a Default or Event of Default, Agent shall give prompt notice thereof to the Bank Parties. Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided, however, that until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Bank Parties.

     7.04. Indemnification. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Agent, ratably in accordance with such Bank's Proportionate Share, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Agent's gross negligence or willful misconduct. Agent shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The obligations of each Bank under this Paragraph 7.04 shall survive the payment and performance of the Obligations, the termination of this Agreement and any Bank ceasing to be a party to this Agreement.

     7.05. Non-Reliance. Each Bank Party represents that it has, independently and without reliance on Agent or any other Bank Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower, Parent and their Subsidiaries and its own decision to enter into this Agreement and agrees that it will, independently and without reliance upon Agent or any Bank Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither Agent nor any Bank Party shall be required to keep Agent or any Bank Party informed as to the performance or observance by Borrower, Parent or their Subsidiaries of the obligations under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Bank Parties by Agent hereunder, neither Agent nor any Bank Party shall have any duty or responsibility to provide Agent or any Bank Party with any credit or other information concerning Borrower, Parent or their Subsidiaries, which may come into the possession of Agent or any Bank Party or any of its or their Affiliates.

     7.06. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to the Banks, and Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent, which Agent shall be reasonably acceptable to Borrower. If no successor Agent shall have been appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Bank Parties, appoint a successor Agent, which shall be (a) a bank having a combined capital, surplus and retained earnings of not less than U.S. $250,000,000 and (b) shall be reasonably acceptable to Borrower; provided, however, that Borrower shall have no right to approve a successor Agent which is a Bank if an Event of Default has occurred and is continuing. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     7.07. Authorization. Agent is hereby authorized by the Bank Parties to execute, deliver and perform, each of the Credit Documents to which Agent is or is intended to be a party and each Bank Party agrees to be bound by all of the agreements of Agent contained in the Credit Documents.

     7.08. Agent in its Individual Capacity. Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower, Parent and their Subsidiaries and affiliates as though such Agent were not an Agent hereunder. With respect to Loans made and Letters of Credit issued by SBC as a Bank, SBC shall have the same rights and powers under this Agreement and the other Credit Documents as any other Bank Party and may exercise the same as though it were not Agent.

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


SECTION VIII.  MISCELLANEOUS.

     8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Bank Party or Agent under this Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Agent at its respective facsimile number or address set forth below, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I or, if to Issuing Bank, at the address or facsimile number indicated in the notice given by Issuing Bank to the other parties at the time any such Issuing Bank is selected by Borrower and approved by Agent (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the second Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when faxed, upon confirmation of receipt; provided, however, that any notice delivered to Agent or Issuing Bank under Section II shall not be effective until received by such Person.

         Agent:             Sumitomo Bank of California
                            320 California Street, Suite 600
                            San Francisco, CA  94104
                            Attn:  Erik B. Larsen
                            Telephone:  (415) 445-8713
                            Facsimile:  (212) 296-9617

         Borrower:          The Indus Group, Inc.
                            60 Spear Street
                            San Francisco, CA  94105
                            Attn: Anna Ng-Borden
                            Telephone:  (415) 904-3915
                            Facsimile:  (415) 904-3920

Each Notice of Borrowing, Notice of Conversion, Notice of Interest Period Selection and LC Application shall be given by Borrower to Agent and, in the case of an LC Application, to Issuing Bank, to the office of such Person located at the address referred to above during such Person's normal business hours; provided, however, that any such notice received by any such Person after 1:00 P.M. on any Business Day shall be deemed received by such Person on the next Business Day. In any case where this Agreement authorizes notices, requests, demands or other communications by Borrower to Agent or any Bank Party to be made by telephone or facsimile, Agent or any Bank Party may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Agent or such Bank Party is such a person.

     8.02. Expenses. Borrower shall pay on demand, whether or not any Loan is made or any Letter of Credit is issued hereunder, (a) all reasonable fees and expenses payable to
third  parties,   including  Agent's   out-of-pocket   expenses  and  reasonable
attorneys' fees and expenses, incurred by Agent in connection with the preparation, negotiation, execution and delivery of, and the exercise of their duties under, the Summary of Terms and Conditions dated August 2, 1997 between Borrower and Agent and its structuring of, due diligence relating to and syndication of the credit facilities set forth in this Agreement; (b) all attorney costs and other reasonable fees and expenses payable to third parties incurred by Agent in connection with the preparation, negotiation, execution, delivery and syndication of this Agreement and the other Credit Documents, and the preparation, negotiation, execution and delivery of amendments and waivers hereunder and thereunder; (c) all attorney costs and other reasonable fees and expenses payable to third parties incurred by Agent in connection with the exercise of their rights or duties under this Agreement and the other Credit Documents; and (d) all attorney costs and other reasonable fees and expenses payable to third parties incurred by Agent or any Bank Party in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Agent's or the Banks' rights and remedies (including all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Agent's and Bank's in house legal counsel and staff. The obligations of Borrower under this Paragraph 8.02 shall survive the payment and performance of the Obligations and the termination of this Agreement.

     8.03. Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Agent, the Bank Parties and their Affiliates and their respective directors, officers, employees, agents and advisors ("Indemnitees") from and against any and all liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents or any transaction contemplated thereby, including without limitation any use by Borrower of any proceeds of the Loans or any Letter of Credit, except to the extent such liability arises from the willful misconduct or gross negligence of such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Agent or any Bank Party believes is covered by this indemnity, Agent or such Bank Party shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Agent or such Bank Party, as the case may be. Any failure or delay of Agent or any Bank Party to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this Paragraph 8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by any such failure or delay which is unreasonable. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and performance of the Obligations and the termination of this Agreement.

     8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and the Required Banks; provided, however that:

               (a) Any amendment, waiver or consent which (i) amends this Paragraph 8.04, or (ii) amends the definition of Required Banks must be in writing and signed or approved in writing by all Banks;

               (b) Any amendment, waiver or consent which (i) amends the definition of Total Commitment, (ii) extends the Maturity Date, (iii) reduces the principal of or interest on the Loans or any fees or other amounts payable for the account of the Banks hereunder, (iv) increases the LC Commitment, (v) releases any substantial part of the Collateral, except for any release otherwise authorized by Paragraph 2.13, or (vi) postpones any date fixed for any payment of the principal of or interest on the Loans or any fees or other amounts payable for the account of the Banks hereunder must be in writing and signed or approved in writing by all Banks;

               (c) Any amendment, waiver or consent which increases or decreases the Proportionate Share of any Bank must be in writing and signed by such Bank;

               (d) Any amendment, waiver or consent which increases the LC Commitment or otherwise affects the rights or obligations of Issuing Bank must be in writing and signed by Issuing Bank; and

               (e) Any amendment, waiver or consent which affects the rights or obligations of Agent must be in writing and signed by Agent.

No failure or delay by Agent or any Bank Party in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

     8.05. Successors and Assigns.

               (a) Binding Effect. This Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Bank Parties, Agent, all future holders of the Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Agent and each Bank. All references in this Agreement to any Person shall be deemed to include all successors and assigns of such Person.

               (b) Participations. Any Bank may at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment of such Bank or any other interest of such Bank under this Agreement and the other Credit Documents;

         provided, however, that no Bank may sell a participating interest in its Loans or Commitment in a principal amount of less than Ten Million Dollars ($10,000,000). In the event of any such sale by a Bank of participating interests, such Bank's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, such Bank shall retain the right to approve amendments and waivers and other voting rights hereunder and Agent and Borrower shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement; provided, however, that any agreement pursuant to which any Bank sells a participating interest to a Participant may require the selling Bank to obtain the consent of such Participant in order for such Bank to agree in writing to any amendment of a type specified in clause (i), (ii),
         (iii), (iv) or (v) of Subparagraph 8.04(b) or Subparagraph 8.04(c), as appropriate. Borrower agrees that if amounts outstanding under this Agreement and the other Credit Documents are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the fullest extent permitted by law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any other Credit Documents to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement or any other Credit Documents; provided, however, that (i) no Participant shall exercise any rights under this sentence without the consent of Agent, (ii) no Participant shall have any rights under this sentence which are greater than those of the selling Bank and (iii) such rights of setoff shall be subject to the obligation of such Participant to share with the Banks, and the Banks agree to share with such Participant, as provided in Subparagraph 2.09(b). Borrower also agrees that any Bank which has transferred all or part of its interests in the Commitments and the Loans to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Bank under Paragraph 2.10, Paragraph 2.11, and Paragraph 2.12, as if such Bank had not made such transfer.

               (c) Assignments. Any Bank may at any time, sell and assign to any Bank, any affiliate of a Bank or any other bank or financial institution (individually, an "Assignee Bank") all or a portion of its rights and obligations under this Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit H (an "Assignment Agreement"), executed by each Assignee Bank and such assignor Bank (an "Assignor Bank") and delivered to Agent for its acceptance and recording in the Register; provided, however, that:

                       (i) Without the written  consent of  Borrower,  Agent and
               Issuing Bank (which consent of Borrower, Agent and Issuing Bank shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder;

                       (ii) Without the written consent of Agent and, if no Default has occurred and is continuing, Borrower (which consent of Agent and Borrower shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank if, after giving effect to such Assignment, the Commitment of such Bank or such Assignee Bank would be less than Ten Million Dollars ($10,000,000) (except that a Bank may make an Assignment which reduces its Commitment to zero without the written consent of Borrower and Agent); and

                       (iii) No Bank may make any Assignment which does not assign and delegate an equal pro rata interest in such Bank's Loans, Commitments and all other rights, duties and obligations of such Bank under this Agreement and the other Credit Documents.

         Upon  such  execution,  delivery,  acceptance  and  recording  of  each
         Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Bank thereunder shall be a Bank hereunder with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Bank under this Agreement and the other Credit Documents, and (B) the Assignor Bank thereunder shall be a Bank with a Proportionate Share as set forth on Attachment 1 to such Assignment Agreement, or, if the Proportionate Share of the Assignor Bank has been reduced to 0%, the Assignor Bank shall cease to be a Bank; provided, however, that any such Assignor Bank which ceases to be a Bank shall continue to be entitled to the benefits of any provision of this Agreement which by its terms survives the termination of this Agreement. Each Assignment Agreement shall be deemed to amend
         Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Bank, the deletion of each Assignor Bank which reduces its Proportionate Share to 0% and the resulting adjustment of Proportionate Shares arising from the purchase by each Assignee Bank of all or a portion of the rights and obligations of an Assignor Bank under this Agreement and the other Credit Documents. On or prior to the Assignment Effective Date determined pursuant to each Assignment Agreement, Borrower, at its own expense, shall execute and deliver to Agent, in exchange for the surrendered Note of the Assignor Bank thereunder, a new Note to the order of each Assignee Bank thereunder in an amount equal to the Commitment assumed by such Assignee Bank and, if the Assignor Bank is continuing as a Bank hereunder, a new Note to the order of the Assignor Bank in an amount equal to the Commitment retained by it. Each such new Note shall be dated the Closing Date and otherwise be in the form of the Note replaced thereby. The Notes surrendered by the Assignor Bank shall be returned by Agent to Borrower marked "replaced". Each Assignee Bank which was not previously a Bank hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Bank, deliver to Borrower and Agent either two duly completed copies of United States Internal Revenue Service

         Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes.

               (d) Register. Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Proportionate Share of each Bank from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Agent and the Bank Parties may treat each Person whose name is recorded in the Register as the owner of the Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by Borrower or any Bank Party at any reasonable time and from time to time upon reasonable prior notice.

               (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Bank and an Assignee Bank (and, to the extent required by Subparagraph 8.05(c), by Borrower, Agent and Issuing Bank), together with payment to Agent by Assignor Bank of a registration and processing fee of $3,500 if such assignment occurs more than thirty
         (30) days after the Closing Date, Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Assignment Effective Date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Bank Parties and Borrower. Agent may, from time to time at its election, prepare and deliver to the Bank Parties and Borrower a revised Schedule I reflecting the names, addresses and respective Proportionate Shares of all Banks then parties hereto.

     8.06. Setoff; Security Interest.

               (a) Setoff. In addition to any rights and remedies of the Bank Parties provided by law, each Bank Party shall have the right, with the prior consent of Agent, but without prior notice to or consent of Borrower, any such notice or consent being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply, or to authorize or direct such Bank to set-off and apply, against any indebtedness, whether matured or unmatured, of Borrower to such Bank Party, any amount owing from such Bank Party to Borrower. The aforesaid right of set-off may be exercised by any Bank Party against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank Party prior to the occurrence of an Event of Default. Each Bank Party agrees promptly to notify Borrower after any such set-off and application made by such Bank Party, provided that the failure to give such notice shall not affect the validity of such set-off and application.

               (b) Security Interest. As security for the Obligations, Borrower hereby grants to each Bank Party, for the benefit of all the Agent and Bank Parties, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Bank Party. Each Bank Party shall have all of the rights of a secured party with respect to such security interest.

     8.07. No Third Party Rights. Nothing expressed in or to be implied from this Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Agreement or under or by virtue of any provision herein.

     8.08. Partial Invalidity. If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

     8.09. Jury Trial. EACH OF BORROWER, THE BANK PARTIES AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT.

     8.10. Counterparts. This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                  [The next page is the first signature page.]

     IN WITNESS WHEREOF, Borrower, the Bank Parties and Agent have caused this Agreement to be executed as of the day and year first above written.


BORROWER:                                   THE INDUS GROUP, INC.


                                            By:/s/ Robert W. Felton
                                               ---------------------------------
                                               Name:  Robert W. Felton
                                               Title:  Chief Executive Officer



Agent:                                      SUMITOMO BANK OF CALIFORNIA,
                                            As Agent


                                            By:/s/ Erik B. Larsen
                                               ---------------------------------
                                               Name:  Erik B. Larsen
                                               Title:  Vice President


                                            By:/s/ F. Clark Warden
                                               ---------------------------------
                                               Name:  F. Clark Warden
                                               Title:  Senior Vice President



BANKS:                                      SUMITOMO BANK OF CALIFORNIA,
                                            As a Bank


                                            By:/s/ Erik B. Larsen
                                               ---------------------------------
                                               Name:  Erik B. Larsen
                                               Title:  Vice President


                                            By:/s/ F. Clark Warden
                                               ---------------------------------
                                               Name:  F. Clark Warden
                                               Title:  Senior Vice President

                                            UNION BANK OF CALIFORNIA, N.A.,
                                            As a Bank


                                            By:/s/ Cecilia K. Person
                                               ---------------------------------
                                               Name: Cecilia K. Person
                                               Title:  Vice President


ACKNOWLEDGEMENT AND AGREEMENT:

     IN WITNESS WHEREOF, the undersigned, on behalf of Parent, hereby acknowledges and agrees with the terms and conditions of this Agreement and agrees that it shall comply with each of the covenants, obligations and agreements of Parent set forth in this Agreement

                                            INDUS INTERNATIONAL, INC.


                                            By:/s/ Robert W. Felton
                                               ---------------------------------
                                               Name:  Robert W. Felton
                                               Title:  Chief Executive Officer

                                   SCHEDULE I

                                      BANKS



Banks:                                      Proportionate Share:
------                                      --------------------

Sumitomo Bank of California                          71.42857%


Applicable Lending Office:

320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen
Telephone:  (415) 445-8713
Facsimile:  (212) 296-9617


Address for notices:

320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen
Telephone:  (415) 445-8713
Facsimile:  (212) 296-9617


Wiring Instructions:
[Information maintained with Agent]

Banks:                                      Proportionate Share:
------                                      --------------------

Union Bank of California, N.A.                       28.57142%


Applicable Lending Office:
350 California Street, 10th Floor
San Francisco, CA  94104
Attn:    Cecily Person
Telephone: (415) 705-7118
Facsimile: (415) 705-7111


Address for notices:
350 California Street, 10th Floor
San Francisco, CA  94104
Attn:    Cecily Person
Telephone: (415) 705-7118
Facsimile: (415) 705-7111


Wiring Instructions:
Union Bank of California, N.A.
1980 Saturn Street
Monterey Park, California  90060
Attn:    Commercial Note Operations
         Shirley Davis
Ref. Obligor No. 4115397714
ABA No. 122000496
Acct No. 070-196431
RC No. 99251
Customer:  The Indus Group, Inc.

                                   SCHEDULE II

                                  PRICING GRID


                                  LEVEL 1                             LEVEL 2
                                  PERIOD                              PERIOD


APPLICABLE MARGINS                 1.25%                               1.50%

COMMITMENT FEE
PERCENTAGES:                       .125%                               .200%


                                   EXPLANATION

1. The Applicable Margin for each LIBOR Loan and the Commitment Fee Percentage will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period or a Level 2 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on November 30, 1997, will be a Level 2 Period.

3. The second pricing period, which commences on December 1, 1997 and ends on February 27, 1998, will be a Level 1 Period or a Level 2 Period depending upon Parent's Leverage Ratio for the fiscal quarter period ending on September 30, 1997.

4. Each Pricing Period thereafter will be a Level 1 Period or a Level 2 Period depending upon Parent's consolidated Leverage Ratio for the most recent fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period (i) Parent's consolidated Leverage Ratio is less than or equal to .650 to 1.00, Parent's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, (i) Parent's consolidated Leverage Ratio is greater than or .650 to 1.00, Borrower's pricing will be a Level 2 Period.

5. Level 2 Period will also apply during any Pricing Period in which Parent has failed to provide its Compliance Certificate.

                                  SCHEDULE 3.01

                          INITIAL CONDITIONS PRECEDENT

A.   Principal Credit Documents.

                  (1) The Credit Agreement, duly executed by Borrower, each Bank Party and Agent;

                  (2) A Note payable to each Bank, each duly executed by Borrower;

                  (3)  The  Borrower  Security   Agreement,   duly  executed  by
     Borrower;

                  (4) The TSW Security Agreement, duly executed by TSW;

                  (5) The Parent Guaranty, duly executed by Parent; and

                  (6) The TSW Guaranty, duly executed by TSW.


B.   Other Items.

                  (1) A duly completed and timely delivered Notice of Borrowing;

                  (2) A certificate of an executive officer of Borrower, addressed to Agent and dated the Closing Date, certifying that:

                       (a) The  representations  and  warranties  set  forth  in
                  Paragraph 4.01 are true and correct in all material respects as of such date (except for such representations and warranties made as of a specified date, which shall be true as of such date); and

                       (b) No Event of Default or Default  has  occurred  and is
                  continuing as of such date;

                  (3) Such other evidence as Agent or any Bank Party may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.

                                     3.01-1

                                SCHEDULE 4.01(g)

                                   LITIGATION

                                      None.


                                    4.01(g)-1

                                SCHEDULE 4.01(p)

                                  SUBSIDIARIES


                                                                      Percentage
         Name                       Jurisdiction                      Ownership
         ----                       ------------                      ---------

1.       Borrower                   California                        100%

2.       TSW
         International, Inc.        Georgia                           100%


                                    4.01(p)-1

                                SCHEDULE 5.02(a)

                              EXISTING INDEBTEDNESS

                                      None.


                                    5.02(a)-1

                                SCHEDULE 5.02(b)

                                 EXISTING LIENS



1. Liens in favor of Sun Microsystems Finance as set forth in UCC-1 Financing Statement Nos. 033199712685, 033199514710 and 033199514280
         filed with the Georgia Secretary of State.

2. Lien in favor of Sun Microsystems Finance as set forth in UCC-1 Financing Statement No. 060199612046 filed with the Fulton County, Georgia clerk's office.

3. Lien in favor of The Manifest Group as set forth in UCC-1 Financing Statement No. 060199501913 filed with the Fulton County, Georgia clerk's office.

4. Lien in favor of NationsBank, N.A. (South) as set forth in UCC-1 Financing Statement No. 060199619466 filed with the Fulton County, Georgia clerk's office.

5. Lien in favor of Sanwa Leasing Corp. as set forth in UCC-1 Financing Statement No. 060199617701 filed with the Fulton County, Georgia clerk's office.

6. Liens in favor of Pitney Bowes Credit Inc. as set forth in UCC-1 Financing Statement Nos. 441997007862 and 441996007812 filed with the DeKalb County, Georgia clerk's office.

7. Lien in favor of AT&T Capital Leasing as set forth in UCC-1 Financing Statement No. 00796004068 filed with the Barrow County, Georgia clerk's office.

8. Liens in favor of Leasing Solutions, Inc. (and/or its assignee The First National Bank of Boston) as set forth in UCC-1 Financing
         Statement Nos. 00796003380 and 00796002100 filed with the Barrow County, Georgia clerk's office.

                                    5.02(b)-1

                                SCHEDULE 5.02(e)

                              PERMITTED INVESTMENTS

                                      None.



                                    5.02(e)-1

                                  SCHEDULE 5.04

                             POST-CLOSING COVENANTS


A.       Borrower Corporate Documents.

               (1) The Certificate of Incorporation of Borrower, certified as of a recent date on or around the Closing Date by the Secretary of State of California;

               (2) A Certificate of Good Standing for Borrower (or comparable certificate), certified as of a recent date on or around the Closing Date by the Secretary of State of California;

               (3) A certificate of the Secretary or an Assistant Secretary of Borrower certifying (a) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Agreement and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of Borrower;

               (4) A certificate of the Secretary or an Assistant Secretary of Borrower certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Agreement, the other Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Borrower and indicating each such officer which is an executive officer; and

               (5) Certificates of Good Standing (or comparable certificate) for Borrower, certified as of a recent date on or around the Closing Date by the Secretaries of State (or comparable public official) of each state in which Borrower is qualified to do business.


B.       Parent Corporate Documents.

               (1) The Certificate of Incorporation of Parent, certified as of a recent date on or around the Closing Date by the Secretary of State of Delaware;

               (2) A Certificate of Good Standing for Parent (or comparable certificate), certified as of a recent date on or around the Closing Date by the Secretary of State of Delaware;

                                     5.04-1

               (3) A certificate of the Secretary or an Assistant Secretary of Parent certifying (a) that attached thereto is a true and correct copy of the Bylaws of Parent as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Parent and continuing in effect, which authorize the execution, delivery and performance by Parent of the Credit Documents executed or to be executed by Parent and the consummation of the transactions contemplated hereby and thereby; and
         (c) that there are no proceedings for the dissolution or liquidation of Parent;

               (4) A certificate of the Secretary or an Assistant Secretary of Parent certifying the incumbency, signatures and authority of the officers of Parent authorized to execute, deliver and perform the Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by Parent and indicating each such officer which is an executive officer; and

               (5) Certificates of Good Standing (or comparable certificate) for Borrower, certified as of a recent date on or around the Closing Date by the Secretaries of State (or comparable public official) of each state in which Parent is qualified to do business.


C.       TSW Corporate Documents.

               (1) The Certificate of Incorporation of TSW, certified as of a recent date on or around the Closing Date by the Secretary of State of Georgia;

               (2) A Certificate of Good Standing for TSW (or comparable certificate), certified as of a recent date on or around the Closing Date by the Secretary of State of Georgia;

               (3) A certificate of the Secretary or an Assistant Secretary of TSW certifying (a) that attached thereto is a true and correct copy of the Bylaws of TSW as in effect on the Closing Date; (b) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of TSW and continuing in effect, which authorize the execution, delivery and performance by TSW of the Credit Documents executed or to be executed by TSW and the consummation of the transactions contemplated hereby and thereby; and (c) that there are no proceedings for the dissolution or liquidation of TSW;

               (4) A certificate of the Secretary or an Assistant Secretary of TSW certifying the incumbency, signatures and authority of the officers of TSW authorized to execute, deliver and perform the Credit Documents and all other documents, instruments or agreements related thereto executed or to be executed by TSW and indicating each such officer which is an executive officer; and

                                     5.04-2

               (5) Certificates of Good Standing (or comparable certificate) for Borrower, certified as of a recent date on or around the Closing Date by the Secretaries of State (or comparable public official) of each state in which TSW is qualified to do business.


D.       Financial Statements, Financial Condition, Etc.

               (1) A copy of the unaudited Financial Statements of Parent and its Subsidiaries (including Borrower) for the fiscal quarter ended June 30, 1997 and for the fiscal year to such date (prepared on a consolidated and consolidating basis), certified by an executive officer of Parent to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to normal year-end audit adjustments);

               (2) A copy of the audited consolidated Financial Statements of Parent for the fiscal year ended December 31, 1996, prepared by Ernst & Young and a copy of the unqualified opinion delivered by such accountants in connection with such Financial Statements;

               (3) Such other financial, business and other information regarding Borrower, Parent or any of their Subsidiaries as Agent may reasonably request, including information as to possible contingent liabilities, tax matters, environmental matters and obligations for employee benefits and compensation.


E. Opinions. A favorable written opinion from counsel for Borrower, Parent and TSW, addressed to Agent for the benefit of Agent and the Banks, covering such legal matters as Agent may reasonably request and otherwise in form and substance satisfactory to Agent.


F.       Other Items.

               (1) All fees and expenses payable to Agent and the Banks through such date;

               (2) All fees and expenses of Agent's  counsel  through such date;
         and

               (3) Such other evidence as Agent or any Bank Party may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Agreement and the other Credit Documents.

                                     5.04-3

                                                                  CONFORMED COPY
                             THROUGH FIRST AMENDMENT


================================================================================



                                CREDIT AGREEMENT


                                      among


                              THE INDUS GROUP, INC.


                                       and


                             THE BANKS NAMED HEREIN


                                       and


                           SUMITOMO BANK OF CALIFORNIA


                                September 2, 1997


================================================================================

                                                  CREDIT AGREEMENT

                                                  Table of Contents

                                                                                                          Page
                                                                                                          ----
SECTION I.           INTERPRETATION.......................................................................  2
   1.01.             Definitions..........................................................................  2
   1.02.             GAAP................................................................................. 15
   1.03.             Headings............................................................................. 15
   1.04.             Plural Terms......................................................................... 16
   1.05.             Time................................................................................. 16
   1.06.             Governing Law........................................................................ 16
   1.07.             Construction......................................................................... 16
   1.08.             Entire Agreement..................................................................... 16
   1.09.             Calculation of Interest and Fees..................................................... 16
   1.10.             Other Interpretive Provisions........................................................ 16

SECTION II.          CREDIT FACILITIES.................................................................... 17
   2.01.             Loan Facility........................................................................ 17
   2.02.             Letter of Credit Facility............................................................ 20
   2.03.             Amount Limitations, Commitment Reductions, Etc....................................... 25
   2.04.             Fees................................................................................. 26
   2.05.             Prepayments.......................................................................... 26
   2.06.             Other Payment Terms.................................................................. 27
   2.07.             Notes and Interest Account........................................................... 28
   2.08.             Loan Funding, Etc.................................................................... 28
   2.09.             Pro Rata Treatment................................................................... 29
   2.10.             Change of Circumstances.............................................................. 31
   2.11.             Taxes on Payments.................................................................... 33
   2.12.             Funding Loss Indemnification......................................................... 34
   2.13.             Security............................................................................. 34

SECTION III.         CONDITIONS PRECEDENT................................................................. 35
   3.01.             Initial Conditions Precedent......................................................... 35
   3.02.             Conditions Precedent to Each Credit Event............................................ 35

SECTION IV.          REPRESENTATIONS AND WARRANTIES....................................................... 36
   4.01.             Parent's Representations and Warranties.............................................. 36
   4.02.             Reaffirmation........................................................................ 41

SECTION V.           COVENANTS............................................................................ 41
   5.01.             Affirmative Covenants................................................................ 41
   5.02.             Negative Covenants................................................................... 44
   5.03.             Financial Covenants.................................................................. 50
   5.04.             Post-Closing Covenants............................................................... 50

                                                          i



                                                                                                          Page
                                                                                                          ----

SECTION VI.          DEFAULT.............................................................................. 51
   6.01.             Events of Default.................................................................... 51
   6.02.             Remedies............................................................................. 52

SECTION VII.         AGENT AND RELATIONS AMONG BANKS...................................................... 53
   7.01.             Appointment, Powers and Immunities................................................... 53
   7.02.             Reliance by Agent.................................................................... 54
   7.03.             Defaults............................................................................. 54
   7.04.             Indemnification...................................................................... 54
   7.05.             Non-Reliance......................................................................... 54
   7.06.             Resignation or Removal of Agent...................................................... 55
   7.07.             Authorization........................................................................ 55
   7.08.             Agent in its Individual Capacity..................................................... 55

SECTION VIII.        MISCELLANEOUS........................................................................ 56
   8.01.             Notices.............................................................................. 56
   8.02.             Expenses............................................................................. 56
   8.03.             Indemnification...................................................................... 57
   8.04.             Waivers; Amendments.................................................................. 57
   8.05.             Successors and Assigns............................................................... 58
   8.06.             Setoff; Security Interest............................................................ 61
   8.07.             No Third Party Rights................................................................ 62
   8.08.             Partial Invalidity................................................................... 62
   8.09.             Jury Trial........................................................................... 62
   8.10.             Counterparts......................................................................... 62

       SCHEDULES

            I                   Banks
           II                   Pricing Grid
         3.01                   Initial Conditions Precedent
         4.01(g)                Litigation
         4.01(q)                Borrower's Subsidiaries
         5.02(a)                Existing Indebtedness
         5.02(b)                Existing Liens
         5.02(e)                Existing Investments


       EXHIBITS

         A                 Notice of Borrowing (2.01(b))
         B                 Notice of Conversion (2.01(d))
         C                 Notice of Interest Period Selection (2.01(e))
         D                 Note (2.07(a))
         E-1               Borrower Security Agreement (2.13(a)
         E-1               TSW Security Agreement (2.13(a)
         F-1               Parent Guaranty (2.13(a)
         F-2               TSW Guaranty (2.13(a)
         G                 Compliance Certificate (5.01(a))
         H                 Assignment Agreement (8.05(c))

                                    EXHIBIT A

                               NOTICE OF BORROWING

                                     [Date]


Sumitomo Bank of California,
  as Agent
320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen


         1. Reference is made to that certain Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the financial institutions listed in
Schedule I to the Credit Agreement (the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(b) of the Credit Agreement, Borrower hereby irrevocably requests a Borrowing upon the following terms:

               (a) The principal amount of the requested Borrowing is to be $----------;

               (b) The requested Borrowing is to consist of ["Base Rate" or "LIBOR"] Loans;

               (c) If the requested Borrowing is to consist of LIBOR Loans, the initial Interest Period for such Loans will be __________ months; and

               (d) The  date of the  requested  Borrowing  is to be  __________,
         ----.

         3. Borrower hereby certifies to Agent and the Banks that, on the date of this Notice of Borrowing and after giving effect to the requested Borrowing:

               (a) The representations and warranties of Parent and its Subsidiaries (including Borrower) set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) All of the Credit Documents are in full force and effect.

               4. Please  disburse  the proceeds of the  requested  Borrowing to
         ------------------------------------.

               IN  WITNESS  WHEREOF,   Borrower  has  executed  this  Notice  of
         Borrowing on the date set forth above.

                                                 THE INDUS GROUP, INC.


                                                 By:___________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT B

                              NOTICE OF CONVERSION

                                     [Date]


Sumitomo Bank of California,
  as Agent
320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen


         1. Reference is made to that certain Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the financial institutions listed in
Schedule I to the Credit Agreement (the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(d) of the Credit Agreement, Borrower hereby irrevocably requests to convert a Borrowing as follows:

               (a) The Borrowing to be converted consists of ["Base Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ____;

               (b) The Loans in the Borrowing are to be converted into ["Base Rate" or "LIBOR"] Loans;

               (c) If such Loans are to be converted into LIBOR Loans, the initial Interest Period for such Loans commencing upon conversion will be __________ months; and

               (d) The date of the  requested  conversion  is to be  __________,
         ----.

         3. Borrower hereby certifies to Agent and the Banks that, on the date of this Notice of Conversion, and after giving effect to the requested conversion:

               (a) The representations and warranties of Parent and its Subsidiaries (including Borrower) set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) All of the Credit Documents are in full force and effect.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Conversion on the date set forth above.

                                                 THE INDUS GROUP, INC.


                                                 By:___________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT C

                       NOTICE OF INTEREST PERIOD SELECTION

                                     [Date]


Sumitomo Bank of California,
  as Agent
320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen


         1. Reference is made to that certain Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the financial institutions listed in
Schedule I to the Credit Agreement (the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(e) of the Credit Agreement, Borrower hereby irrevocably selects a new Interest Period for a Borrowing as follows:

               (a) The Borrowing for which a new Interest Period is to be selected consists of LIBOR Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, ----;

               (b) The last day of the current Interest Period for such Loans is ___________, ____; and

               (c) The next Interest Period for such Loans commencing upon the last day of the current Interest Period is to be _________ months.

         3. Borrower hereby certifies to the Agents and the Banks that, on the date of this Notice of Interest Period Selection, and after giving effect to the requested selection:

               (a) The representations and warranties of Parent and its Subsidiaries (including Borrower) set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) All of the Credit Documents are in full force and effect.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Interest Period Selection on the date set forth above.

                                                  THE INDUS GROUP, INC.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                    EXHIBIT D

                                      NOTE

$______________                                        San Francisco, California
                                                               September 2, 1997


         FOR VALUE RECEIVED, THE INDUS GROUP, INC., a California corporation ("Borrower"), hereby promises to pay to the order of ____________________, a ____________________ ("Bank"), the principal sum of _______________________
DOLLARS ($__________) or such lesser amount as shall equal the aggregate outstanding principal balance of the Loans made by Bank to Borrower pursuant to the Credit Agreement referred to below (as amended from time to time, the "Credit Agreement"), on or before the Maturity Date specified in the Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Bank's Applicable Lending Office, to Agent as indicated in the Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         Borrower hereby authorizes Bank to record on the schedule(s) annexed to this note the date and amount of each Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted; provided, however, that the failure of Bank to make any such notation shall not affect Borrower's obligations hereunder.

         This note is one of the Notes referred to in the Credit Agreement, dated as of September 2, 1997, among Borrower, Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks") and Sumitomo Bank of California, as agent for the Banks. This note is subject to the terms of the Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity set forth therein. Terms used herein have the meanings assigned to those terms in the Credit Agreement, unless otherwise defined herein.

         Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Bank in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.

                                                  THE INDUS GROUP, INC.

                                                  By:___________________________
                           Name:______________________
                           Title:_____________________

                                          LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------------------
                                                                  Amount of           Unpaid
                Type of        Amount of        Interest        Principal Paid       Principal       Notation
    Date         Loan            Loan            Period           or Prepaid          Balance        Made By
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

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-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

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

                                   EXHIBIT E-1

                           BORROWER SECURITY AGREEMENT


         THIS SECURITY AGREEMENT, dated as of September 2, 1997, is executed by THE INDUS GROUP, INC., a California corporation ("Borrower"), in favor of SUMITOMO BANK OF CALIFORNIA, a California banking corporation, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among Borrower, the Banks and Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement, duly executed by Borrower.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Agent, for the ratable benefit of the Banks and Agent, as follows:

         1.  Definitions  and   Interpretation.   When  used  in  this  Security
Agreement, the following terms shall have the following respective meanings:

               "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

               "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

               "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                                      E-1-1

               "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

               "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

               "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

               "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

               "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

         2. Grant of Security Interest. As security for the Obligations, Borrower hereby pledges and assigns to Agent (for the ratable benefit of the Banks and Agent) and grants to Agent (for the ratable benefit of the Banks and Agent) a security interest in all right, title and interest of Borrower in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Borrower represents and warrants to the Banks and Agent as follows:

               (a) Borrower is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

                                      E-1-2

               (b) Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral.

               (c) All Borrower keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in Paragraph 8.01 of the Credit Agreement.

               (d) Borrower has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Receivables consisting of instruments and chattel paper.

               (e) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

         4. Covenants. Borrower hereby agrees as follows:

               (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) procure, execute and deliver to Agent all endorsements, assignments, financing statements and other instruments of transfer requested by Agent and
         (ii) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper.

               (b) Borrower shall not use or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Security Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

               (c) Borrower shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (d) Without thirty (30) days' prior written notice to Agent, Borrower shall not (i) change Borrower's name or place of business (or, if Borrower has more than one place of business, its chief executive office), or the office in which Borrower's records relating to Receivables or the originals of Related Contracts are kept, or (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office.

                                      E-1-3

               (e) Upon the written request of Agent, Borrower shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account in which Agent has a first priority perfected security interest.

               (f) Borrower shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.

               (g) If Agent gives value to enable Borrower to acquire rights in or the use of any Collateral, Borrower shall use such value for such purpose.

               (h) Borrower shall keep separate, accurate and complete records of the Collateral and shall provide Agent with such records and such other reports and information relating to the Collateral as Agent may reasonably request from time to time.

               (i) Borrower shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, Borrower shall keep the Collateral free of all Liens except Permitted Liens.

               (j) Borrower shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Agent a legend satisfactory to Agent indicating that such chattel paper is subject to the security interest granted hereby.

               (k) Borrower shall collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Agent.

         5. Authorized Action by Agent. Borrower hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Security Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Borrower agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as

                                      E-1-4

Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Borrower agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Borrower shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Agent; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (d) require Borrower to assemble the Collateral and make it available to Agent at a place to be designated by Agent; and (e) enter onto any property where any Collateral is located and take possession thereof with or without judicial process. In furtherance of Agent's rights hereunder, Borrower hereby grants to Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Borrower now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Borrower hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         7. Miscellaneous.

               (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Agent under this Security Agreement shall be given as provided in Paragraph 8.01 of the Credit Agreement.

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                                      E-1-5

               (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Agent, the Banks and Borrower and their respective successors and assigns; provided, however, that Agent, the Banks and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. Agent may disclose this Security Agreement as provided in the Credit Agreement.

               (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (e) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Banks under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Banks by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Borrower waives any right to require Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Bank's power.

               (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Borrower shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g) Borrower's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

               (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                                      E-1-6

         IN WITNESS WHEREOF, Borrower has caused this Security Agreement to be executed as of the day and year first above written.

                                                     THE INDUS GROUP, INC.

                           By:________________________
                                      Name:
                                     Title:

                                      E-1-7

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

         All right, title and interest of Borrower, whether now owned or hereafter acquired, in and to the following:

         (a) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

         (b) All other general intangibles and contract rights not otherwise described above (including, without limitation, customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; and

         (c) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    E-1[1]-1

                                   EXHIBIT E-2

                             TSW SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of September 2, 1997, is executed by TSW INTERNATIONAL, INC., a Georgia corporation ("Grantor"), in favor of SUMITOMO BANK OF CALIFORNIA, a California banking corporation, acting as agent (in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower,") the Banks and Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Security Agreement, duly executed by Grantor.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Agent, for the ratable benefit of the Banks and Agent, as follows:

         1.  Definitions  and   Interpretation.   When  used  in  this  Security
Agreement, the following terms shall have the following respective meanings:

               "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

               "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the Recital A hereof.

               "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                                      E-2-1

               "Credit Agreement" shall have the meaning given to that term in Recital A hereof.

               "Grantor" shall have the meaning given to that term in the introductory paragraph hereof.

               "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

               "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

               "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

               "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

         2. Grant of Security Interest. As security for the Obligations, Grantor hereby pledges and assigns to Agent (for the ratable benefit of the Banks and Agent) and grants to Agent (for the ratable benefit of the Banks and Agent) a security interest in all right, title and interest of Grantor in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Grantor represents and warrants to the Banks and Agent as follows:

               (a) Grantor is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Grantor acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

                                      E-2-2

               (b) Agent has (or in the case of after-acquired Collateral, at the time Grantor acquires rights therein, will have) a first priority perfected security interest in the Collateral.

               (c) Grantor keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at 3301 Windy Ridge Parkway, Atlanta, Georgia 30339.

               (d) Grantor has delivered to Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Receivables consisting of instruments and chattel paper.

               (e) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

         4. Covenants.  Grantor hereby agrees as follows:

               (a) Grantor, at Grantor's expense, shall promptly procure, execute and deliver to Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Agent may request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Agent therein and the first priority of such Lien or to enable Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Grantor shall (i) procure, execute and deliver to Agent all endorsements, assignments, financing statements and other instruments of transfer requested by Agent and
         (ii) deliver to Agent promptly upon receipt all originals of Collateral consisting of instruments, documents and chattel paper.

               (b) Grantor shall not use or permit any Collateral to be used in violation of (i) any provision of the Credit Agreement, this Security Agreement or any other Security Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

               (c) Grantor shall pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral.

               (d) Without thirty (30) days' prior written notice to Agent, Grantor shall not (i) change Grantor's name or place of business (or, if Grantor has more than one place of business, its chief executive office), or the office in which Grantor's records relating to Receivables or the originals of Related Contracts are kept, or (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office.

                                      E-2-3

               (e) Upon the written request of Agent, Grantor shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account in which Agent has a first priority perfected security interest.

               (f) Grantor shall appear in and defend any action or proceeding which may affect its title to or Agent's interest in the Collateral.

               (g) If Agent gives value to enable Grantor to acquire rights in or the use of any Collateral, Grantor shall use such value for such purpose.

               (h) Grantor shall keep separate, accurate and complete records of the Collateral and shall provide Agent with such records and such other reports and information relating to the Collateral as Agent may reasonably request from time to time.

               (i) Grantor shall not surrender or lose possession of (other than to Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Credit Agreement, and, notwithstanding any provision of the Credit Agreement, Grantor shall keep the Collateral free of all Liens except Permitted Liens.

               (j) Grantor shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Agent a legend satisfactory to Agent indicating that such chattel paper is subject to the security interest granted hereby.

               (k) Grantor shall collect, enforce and receive delivery of the Receivables in accordance with past practice until otherwise notified by Agent.


         5. Authorized Action by Agent. Grantor hereby irrevocably appoints Agent as its attorney-in-fact and agrees that Agent may perform (but Agent shall not be obligated to and shall incur no liability to Grantor or any third party for failure so to do) any act which Grantor is obligated by this Security Agreement to perform, and to exercise such rights and powers as Grantor might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Grantor relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Grantor agrees to reimburse Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Agent may incur while acting as

                                      E-2-4

Grantor's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Grantor agrees that such care as Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Agent's possession; provided, however, that Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Grantor shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Credit Agreement. In addition to all other rights and remedies granted to Agent by this Security Agreement, the Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Agent; (c) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Agent may determine; (d) require Grantor to assemble the Collateral and make it available to Agent at a place to be designated by Agent; and (e) enter onto any property where any Collateral is located and take possession thereof with or without judicial process. In furtherance of Agent's rights hereunder, Grantor hereby grants to Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Grantor hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         7. Miscellaneous.

               (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Grantor, any Bank or Agent under this Security Agreement or the other Credit Documents to which Grantor is a party shall be in writing and faxed, mailed or delivered, if to Grantor or Agent, at its respective facsimile number or address set forth below or, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I to the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

                                      E-2-5

                  Grantor:          TSW International, Inc.
                                    c/o The Indus Group, Inc.
                                    60 Spear Street
                                    San Francisco, CA  94105
                                    Attn: Anna Ng-Borden
                                    Telephone:  (415) 904-3915
                                    Facsimile:  (415) 904-3920

                  Agent:            Sumitomo Bank of California
                                    320 California Street, Suite 600
                                    San Francisco, CA  94104
                                    Attn:  Erik B. Larsen
                                    Telephone:  (415) 445-8713
                                    Facsimile:  (212) 296-9617

               (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Credit Agreement. No failure or delay by Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

               (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Agent, the Banks and Grantor and their respective successors and assigns; provided, however, that Agent, the Banks and Grantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. Agent may disclose this Security Agreement as provided in the Credit Agreement.

               (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (e) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Banks under this Security Agreement shall be in addition to all rights, powers and remedies given to Agent and the Banks by virtue of any applicable Governmental Rule, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's rights hereunder. Grantor waives any right to require Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Bank's power.

                                      E-2-6

               (f) Payments Free of Taxes, Etc. All payments made by Grantor under this Security Agreement shall be made by Grantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Grantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Agent, Grantor shall furnish evidence satisfactory to Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (g) Grantor's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral),
         (i) Grantor shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of Grantor's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

               (h) Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                                      E-2-7

         IN WITNESS WHEREOF, Grantor has caused this Security Agreement to be executed as of the day and year first above written.

                                                  TSW INTERNATIONAL, INC.


                                                  By:___________________________
                                                     Name:
                                                     Title:

                                      E-2-8

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

         All right, title and interest of Grantor, whether now owned or hereafter acquired, in and to the following:

         (a) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

         (b) All other general intangibles and contract rights not otherwise described above (including, without limitation, customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; and

         (c) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    F-2[1]-1

                                   EXHIBIT F-1

                                 INDUS GUARANTY


         THIS GUARANTY, dated as of September 2, 1997, is executed by INDUS INTERNATIONAL, INC., a Delaware corporation ("Guarantor"), in favor of SUMITOMO BANK OF CALIFORNIA, a California banking corporation, acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of September 2, 1997 (as amended from time to time, the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the Banks and Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein. Guarantor is the sole shareholder of Borrower.

         B. The Banks' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Guaranty, duly executed by Guarantor.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Agent, for the ratable benefit of the Banks and Agent, as follows:

         1.  Definitions and Interpretation.

         (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

               "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the Recital A hereof.

                                      F-1-1

               "Credit Agreement" shall have the meaning given to that term in the Recital A hereof.

               "Disallowed Post-Commencement Interest and Expenses" shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

               "Guaranteed Obligations" shall mean all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to
         Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

               "Guarantor" shall have the meaning given to that term in the introductory paragraph hereof.

               "Insolvency Proceeding" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

               "Subordinated Obligations" shall have the meaning given to that term in Paragraph 6 hereof.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

         (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.

                                      F-1-2

         2. Guaranty.

               (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the
         Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

               (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

               (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

               (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under
         Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

               (e) Termination. Notwithstanding any attempted termination of this Guaranty, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Agent or any Bank after receipt.


         3. Representations and Warranties. Guarantor hereby represents and warrants to Agent and the Banks as follows:

                                      F-1-3

               (a) Due Incorporation, Qualification, Etc. Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification.

               (b) Authority. The execution, delivery and performance by Guarantor of this Guaranty are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor.

               (c) Enforceability. This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

               (d) Non-Contravention. The execution, delivery and performance by Guarantor of this Guaranty do not (i) violate any Requirement of Law applicable to Guarantor, (ii) contravene any material Contractual Obligation of Guarantor or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor.

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect.

               (f) No Violation. Guarantor is not in violation of any Requirement of Law applicable to Guarantor or any Contractual Obligation of Guarantor, where, in either case, such violation is reasonably likely to have a Material Adverse Effect.

               (g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Guarantor, threatened against Guarantor in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of this Guaranty by Guarantor;

               (h) Financial Statements. The Financial Statements of Guarantor which have been delivered to Agent and the Banks fairly present the information reflected therein and have been prepared in accordance with GAAP.

               (i) Other Regulations. Guarantor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the

                                      F-1-4

         Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

               (j) Taxes. Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established.


         4. Covenants. Until all obligations of Agent or any Bank to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, Guarantor shall comply with each of the covenants as set forth in Paragraphs 5.01, 5.02, 5.03 and 5.04 of the Credit Agreement.


         5.       Authorizations, Waivers, Etc.

               (a) Authorizations. Guarantor authorizes Agent and the Banks, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to:

                       (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the
               Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                       (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                       (iii)  Otherwise  exercise  any right or remedy  they may
               have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                       (iv) Settle,  compromise with,  release or substitute any
               one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

                       (v) Assign the Guaranteed  Obligations,  this Guaranty or
               the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

                                      F-1-5

               (b) Waivers.  Guarantor hereby waives:

                       (i) Any right to require Agent or any Bank to (A) proceed
               against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or
               (C) pursue any other remedy in Agent's or any Bank's power whatsoever;

                       (ii) Any defense  arising by reason of the application by
               Borrower of the proceeds of any borrowing;

                       (iii) Any defense resulting from the absence,  impairment
               or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Bank to foreclose upon security by nonjudicial sale, or otherwise;

                       (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

                       (v) Any defense  based upon any law,  rule or  regulation
               which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                       (vi) Until all obligations of Agent or any Bank to extend
               credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Banks or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Bank or any other Person on account of the Guaranteed Obligations;

                       (vii) All presentments,  demands for performance, notices
               of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                       (viii) The benefit of any statute of  limitations  to the
               extent permitted by law;

                                      F-1-6

                       (ix)  Any  appraisement,   valuation,   stay,  extension,
               moratorium redemption or similar law or similar rights for marshalling;

                       (x) Any right to be  informed by Agent or any Bank of the
               financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                       (xi) Until all obligations of Agent or any Bank to extend
               credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Guaranty;

                       (xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

                       (xiii) Any defense based upon any borrowing or grant of a
               security   interest  under  Section  364  of  the  United  States
               Bankruptcy Code; and

                       (xiv) Any right it may have to a fair  value  hearing  to
               determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

         Without limiting the scope of any of the foregoing provisions of this Paragraph 5, Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or
         Section 3605 of the California Commercial Code.

               (c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Agent or any Bank and has, independently and without reliance on Agent or any Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial

                                      F-1-7
         condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.


         6. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Paragraph 6.

               (a) Prohibited Payments, Etc. Until the occurrence of a Default or an Event of Default or any default by Guarantor hereunder, Guarantor and its other Subsidiaries may receive regularly scheduled payments from Borrower on account of Subordinated Obligations. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), however, unless Agent otherwise requests, Guarantor shall not, and shall not permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

               (b) Prior Payment of Guaranteed Obligations. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Agent and the Banks shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post- Commencement
         Interest and Expenses) before Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

               (c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and the Banks and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post- Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

               (d) Agent Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post- Commencement Interest and
         Expenses), and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any

                                      F-1-8
         amounts  received on such  obligations to Agent for  application to the
         Guaranteed    Obligations    (including    any   and   all   Disallowed
         Post-Commencement Interest and Expenses).


         7. General Pledge; Setoff.

               (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Agent (for the ratable benefit of Agent and the Banks), as security for Guarantor's obligations hereunder, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Agent shall have all rights and remedies of a secured party with respect to such property.

               (b) Setoff. In addition to any rights and remedies of Agent or any Bank provided by law, Agent and each Bank, with the prior consent of Agent, shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Guaranteed
         Obligations any amount owing from Agent or any Bank to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with Agent or any Bank, at or at any time after, the happening of any of the above mentioned events.

               (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent or any Bank or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Agent.


         8. Miscellaneous.

               (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor, any Bank or Agent under this Guaranty or the other Credit Documents to which Guarantor is a party shall be in writing and faxed, mailed or delivered, if to Guarantor or Agent, at its respective facsimile number or address set forth below or, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I to the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the

                                      F-1-9
         deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and
         (iv) when faxed, upon confirmation of receipt.

                  Guarantor:          Indus International, Inc.
                                      60 Spear Street
                                      San Francisco, CA  94105
                                      Attn: Anna Ng-Borden
                                      Telephone:  (415) 904-3915
                                      Facsimile:  (415) 904-3920

                  Agent:              Sumitomo Bank of California
                                      320 California Street, Suite 600
                                      San Francisco, CA  94104
                                      Attn:  Erik B. Larsen
                                      Telephone:  (415) 445-8713
                                      Facsimile:  (212) 296-9617

               (b) Payments. Guarantor shall make all payments required hereunder to Agent, or its order, at Agent's office located at the address set forth in Subparagraph 8(a) hereof, or at such other office as Agent may designate, on demand, in Dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

               (c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Banks in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or the Banks' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, Borrower or any of their affiliates).

               (d) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Bank's part in exercising any right hereunder shall operate as a waiver thereof or

                                     F-1-10
         of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

               (e) Assignments. This Guaranty shall be binding upon and inure to the benefit of Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Guarantor may not assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and the Banks, and, provided, further, that Agent or any Bank may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

               (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and the Banks by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Bank's rights hereunder. Guarantor waives any right to require Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Bank's power.

               (g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Agent or any Bank hereunder, the amounts so payable to Agent or such Bank shall be increased to the extent necessary to yield to Agent or such Bank (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Guaranty. Upon request by Agent or any Bank, Guarantor shall furnish evidence satisfactory to Agent or such Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (i) Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                                     F-1-11

               (j) Jury Trial. EACH OF GUARANTOR, THE BANKS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

               (k) Limitation of Liability. NO CLAIM MAY BE MADE BY GUARANTOR AGAINST AGENT, ANY BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF AGENT OR ANY BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                                 INDUS INTERNATIONAL, INC.


                                                 By:____________________________
                                                    Name:
                                                    Title:

                                     F-1-12

                                   EXHIBIT F-2

                                  TSW GUARANTY

         THIS GUARANTY, dated as of September 2, 1997, is executed by TSW INTERNATIONAL, INC., a Georgia corporation ("Guarantor"), in favor of SUMITOMO BANK OF CALIFORNIA, a California banking corporation, acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of September 2, 1997 (as amended from time to time, the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the Banks and Agent, the Banks have agreed to extend certain credit facilities to Borrower upon the terms and subject to the conditions set forth therein. Guarantor is an Affiliate of Borrower.

         B. The Banks' obligations to extend the credit facilities to Borrower under the Credit Agreement are subject, among other conditions, to receipt by Agent of this Guaranty, duly executed by Guarantor.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Agent, for the ratable benefit of the Banks and Agent, as follows:

         1.       Definitions and Interpretation.

         (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

               "Adjusted Net Worth" shall mean, with respect to Guarantor at any time, the remainder of (a) the fair value of the assets of Guarantor as of such date, minus (b) the fair value of the liabilities of Guarantor as of such date (excluding, however, any liability of Guarantor hereunder), such assets and liabilities to be determined in accordance with any state or federal fraudulent conveyance or transfer law which is applicable to this Guaranty.

               "Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                                      F-2-1

               "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

               "Borrower" shall have the meaning given to that term in the Recital A hereof.

               "Credit Agreement" shall have the meaning given to that term in the Recital A hereof.

               "Disallowed Post-Commencement Interest and Expenses" shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

               "Guaranteed Obligations" shall mean all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to
         Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

               "Guarantor" shall have the meaning given to that term in the introductory paragraph hereof.

               "Insolvency Proceeding" shall mean any case or proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

               "Maximum Guaranty Amount" shall mean, at any time, the greatest of (a) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor at such time, (b) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor on the date hereof and (c) the value derived by Guarantor from the Guaranteed Obligations incurred at or prior to such time.

               "Subordinated Obligations" shall have the meaning given to that term in Paragraph 5 hereof.

                                      F-2-2

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

               (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.


         2.       Guaranty.

               (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the
         Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

               (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

               (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

               (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under
         Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of

                                      F-2-3

         Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

               (e) Maximum Guaranty Amount. The liability of Guarantor under this Guaranty shall not at any time exceed the Maximum Guaranty Amount; provided, however, that Agent and the Banks may permit the Guaranteed Obligations to exceed the foregoing limitation without affecting Guarantor's liability hereunder.

               (f) Termination. Notwithstanding any attempted termination of this Guaranty, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Agent or any Bank after receipt.


         3. Representations and Warranties. Guarantor hereby represents and warrants to Agent and the Banks as follows:

               (a) Due Incorporation, Qualification, Etc. Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification.

               (b) Authority. The execution, delivery and performance by Guarantor of this Guaranty are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor.

               (c) Enforceability. This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally.

               (d) Non-Contravention. The execution, delivery and performance by Guarantor of this Guaranty do not (i) violate any Requirement of Law applicable to Guarantor, (ii) contravene any material Contractual Obligation of Guarantor or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor.

               (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect.

                                      F-2-4

               (f) No Violation. Guarantor is not in violation of any Requirement of Law applicable to Guarantor or any Contractual Obligation of Guarantor, where, in either case, such violation is reasonably likely to have a Material Adverse Effect.

               (g) Litigation. No actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Guarantor, threatened against Guarantor in any court or before any other Governmental Authority which (i) is reasonably likely (alone or in the aggregate) to have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance of this Guaranty by Guarantor;

               (h) Financial Statements. The Financial Statements of Guarantor which have been delivered to Agent and the Banks fairly present the information reflected therein and have been prepared in accordance with GAAP.

               (i) Other Regulations. Guarantor is not subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any other Governmental Rule limiting its ability to incur indebtedness.

               (j) Taxes. Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established.


         4.       Authorizations, Waivers, Etc.

               (a) Authorizations. Guarantor authorizes Agent and the Banks, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to:

                       (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the
               Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                       (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                                      F-2-5

                       (iii)  Otherwise  exercise  any right or remedy  they may
               have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                       (iv) Settle,  compromise with,  release or substitute any
               one or more makers, endorsers or guarantors of the Guaranteed Obligations; and

                       (v) Assign the Guaranteed  Obligations,  this Guaranty or
               the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

               (b) Waivers.  Guarantor hereby waives:

                       (i) Any right to require Agent or any Bank to (A) proceed
               against Borrower or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations or
               (C) pursue any other remedy in Agent's or any Bank's power whatsoever;

                       (ii) Any defense  arising by reason of the application by
               Borrower of the proceeds of any borrowing;

                       (iii) Any defense resulting from the absence,  impairment
               or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Bank to foreclose upon security by nonjudicial sale, or otherwise;

                       (iv) Any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

                       (v) Any defense  based upon any law,  rule or  regulation
               which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                       (vi) Until all obligations of Agent or any Bank to extend
               credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, the Banks or any other Person now has or may hereafter have against Borrower on account of the Guaranteed Obligations, and any benefit of,

                                      F-2-6
               and any right to participate in, any security now or hereafter received by Agent, any Bank or any other Person on account of the Guaranteed Obligations;

                       (vii) All presentments,  demands for performance, notices
               of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                       (viii) The benefit of any statute of  limitations  to the
               extent permitted by law;

                       (ix)  Any  appraisement,   valuation,   stay,  extension,
               moratorium redemption or similar law or similar rights for marshalling;

                       (x) Any right to be  informed by Agent or any Bank of the
               financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                       (xi) Until all obligations of Agent or any Bank to extend
               credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid, any right to revoke this Guaranty;

                       (xii) Any defense arising from an election for the application of Section 1111(b)(2) of the United States Bankruptcy Code which applies to the Guaranteed Obligations;

                       (xiii) Any defense based upon any borrowing or grant of a
               security   interest  under  Section  364  of  the  United  States
               Bankruptcy Code; and

                       (xiv) Any right it may have to a fair  value  hearing  to
               determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

         Without limiting the scope of any of the foregoing provisions of this Paragraph 4, Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive,

                                      F-2-7

         Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

               (c) Financial Condition of Borrower, Etc. Guarantor is fully aware of the financial condition and affairs of Borrower. Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning Borrower furnished to Guarantor by Agent or any Bank and has, independently and without reliance on Agent or any Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of Borrower and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.


         5. Subordination. Guarantor hereby subordinates any and all debts, liabilities and obligations owed to Guarantor by Borrower (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Paragraph 5.

               (a) Prohibited Payments, Etc. Until the occurrence of a Default or an Event of Default or any default by Guarantor hereunder, Guarantor and its other Subsidiaries may receive regularly scheduled payments from Borrower on account of Subordinated Obligations. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), however, unless Agent otherwise requests, Guarantor shall not, and shall not permit any of its Subsidiaries to, demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

               (b) Prior Payment of Guaranteed Obligations. In any Insolvency Proceeding relating to Borrower, Guarantor agrees that Agent and the Banks shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post- Commencement
         Interest and Expenses) before Guarantor or any of its Subsidiaries receives payment of any Subordinated Obligations.

               (c) Turn-Over. After the occurrence and during the continuance of any Default or Event of Default (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Guarantor and its Subsidiaries shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and the Banks and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post- Commencement Interest and Expenses), together with any necessary endorsements or

                                      F-2-8
         other instruments of transfer, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

               (d) Agent Authorization. After the occurrence and during the continuance of any Default or Event of Default or any default by Guarantor hereunder (including the commencement and continuation of any Insolvency Proceeding relating to Borrower), Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of Guarantor and its Subsidiaries, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post- Commencement Interest and
         Expenses), and (ii) to require Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses).


         6.       General Pledge; Setoff.

               (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Agent (for the ratable benefit of Agent and the Banks), as security for Guarantor's obligations hereunder, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Agent shall have all rights and remedies of a secured party with respect to such property.

               (b) Setoff. In addition to any rights and remedies of Agent or any Bank provided by law, Agent and each Bank, with the prior consent of Agent, shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the Guaranteed
         Obligations any amount owing from Agent or any Bank to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with Agent or any Bank, at or at any time after, the happening of any of the above mentioned events.

               (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent or any Bank or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Agent.

                                      F-2-9

         7. Miscellaneous.

               (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Guarantor, any Bank or Agent under this Guaranty or the other Credit Documents to which Guarantor is a party shall be in writing and faxed, mailed or delivered, if to Guarantor or Agent, at its respective facsimile number or address set forth below or, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I to the Credit Agreement (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by overnight service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

                  Guarantor:         TSW International, Inc.
                                     c/o The Indus Group, Inc.
                                     60 Spear Street
                                     San Francisco, CA  94105
                                     Attn: Anna Ng-Borden
                                     Telephone:  (415) 904-3915
                                     Facsimile:  (415) 904-3920

                  Agent:             Sumitomo Bank of California
                                     320 California Street, Suite 600
                                     San Francisco, CA  94104
                                     Attn:  Erik B. Larsen
                                     Telephone:  (415) 445-8713
                                     Facsimile:  (212) 296-9617

               (b) Payments. Guarantor shall make all payments required hereunder to Agent, or its order, at Agent's office located at the address set forth in Subparagraph 7(a) hereof, or at such other office as Agent may designate, on demand, in Dollars. If any amounts required to be paid by Guarantor under this Guaranty are not paid when due, Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

               (c) Expenses. Guarantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and the Banks in connection with the

                                     F-2-10
         enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or the Banks' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, Borrower or any of their affiliates).

               (d) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Bank's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

               (e) Assignments. This Guaranty shall be binding upon and inure to the benefit of Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Guarantor may not assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and the Banks, and, provided, further, that Agent or any Bank may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

               (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and the Banks by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Bank's rights hereunder. Guarantor waives any right to require Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Bank's power.

               (g) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. If any taxes, levies, charges or other amounts are required to be withheld from any amounts payable to Agent or any Bank hereunder, the amounts so payable to Agent or such Bank shall be increased to the extent necessary to yield to Agent or such Bank (after payment of all such amounts) any such amounts payable hereunder in the amounts specified in this Guaranty. Upon request by Agent or any Bank, Guarantor shall furnish evidence satisfactory to Agent or such Bank that all requisite authorizations and approvals by, and notices to and filings with, governmental

                                     F-2-11
         authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

               (h) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

               (i) Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

               (j) Jury Trial. EACH OF GUARANTOR, THE BANKS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

               (k) Limitation of Liability. NO CLAIM MAY BE MADE BY GUARANTOR AGAINST AGENT, ANY BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF AGENT OR ANY BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

                                     F-2-12

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                                 TSW INTERNATIONAL, INC.


                                                 By:____________________________
                                                    Name:
                                                    Title:

                                     F-2-13

                                    EXHIBIT G

                             COMPLIANCE CERTIFICATE


                                     [Date]


Sumitomo Bank of California,
  as Agent
320 California Street, Suite 600
San Francisco, CA  94104
Attn:  Erik B. Larsen


         1. Reference is made to that certain Credit Agreement, dated as of September 2, 1997 (the "Credit Agreement"), among The Indus Group, Inc., a California corporation ("Borrower"), the financial institutions listed in
Schedule I to the Credit Agreement (the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). Unless otherwise indicated, all terms defined in the Credit Agreement have the same respective meanings when used herein.

         2. Parent on behalf of Borrower hereby certifies to the Agent and the Lender Parties as follows:

               (a) In connection with the preparation of the Financial Statements of Parent for the [quarter][year] ended __________, ____ (the "Financial Statements"), the undersigned Chief Executive Officer of Parent (the "Undersigned") has reviewed the terms of the Credit Agreement and has made, or caused to be made, a detailed review of the transactions and financial condition of Parent and its Subsidiaries during the accounting period covered by the Financial Statements.

               (b) The Undersigned did not discover during the course of such reviews, and has no other knowledge of, any event or condition which constitutes a Default or an Event of Default at the end of the accounting period covered by the Financial Statements or as of the date of this Compliance Certificate, except as follows:

                   [State "None" or describe in detail any event or condition which constitutes a Default or an Event of Default, including the period during which any such event or condition has existed, and the action which Borrower proposes to take in connection therewith.]

               (c) Set forth in Attachment 1 hereto are true, complete and accurate computations used in determining compliance with various covenants set forth in Paragraph 5.03 of the Credit Agreement for the period covered by the Financial Statements and as of the last day of such period.

         IN WITNESS WHEREOF, Borrower has executed this Compliance Certificate on the date set forth above.

                                                 INDUS INTERNATIONAL, INC.


                                                 By:____________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT H

                              ASSIGNMENT AGREEMENT


         THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

               (1) The bank designated under item A of Attachment I hereto as the Assignor Bank ("Assignor Bank"); and

               (2) Each bank designated under item B of Attachment I hereto as an Assignee Bank (individually, an "Assignee Bank").


                                    RECITALS

         A. Assignor Bank is one of the lenders which is a party to the Credit Agreement dated as of September 2, 1997, by and among The Indus Group, Inc., a California corporation ("Borrower,") Assignor Bank and the other financial institutions parties thereto (collectively, the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). (Such credit agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Credit Agreement").

         B. Assignor Bank wishes to sell, and Assignee Bank wishes to purchase, all or a portion of Assignor Bank's rights under the Credit Agreement pursuant to Subparagraph 8.05(c) of the Credit Agreement.


                                    AGREEMENT

         Now, therefore, the parties hereto hereby agree as follows:

         1.  Definitions.   Except  as  otherwise  defined  in  this  Assignment
Agreement, all capitalized terms used herein and defined in the Credit Agreement have the respective meanings given to those terms in the Credit Agreement.

         2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Bank hereby agrees to sell, assign and delegate to each Assignee Bank and each Assignee Bank hereby agrees to purchase, accept and assume the rights, obligations and duties of a Bank under the Credit Agreement and the other Credit Documents equal to the Proportionate Share set forth under the caption "Proportionate Share Transferred" opposite such Assignee Bank's name on Attachment I hereto. Such sale, assignment and delegation shall become effective on the date designated in Attachment I hereto (the "Assignment Effective Date"), which date shall be, unless Agent shall otherwise consent, at least five (5) Business Days after the date following the date counterparts of this Assignment Agreement are delivered to Agent in accordance with Paragraph 3 hereof.

         3. Assignment Effective Notice. Upon (a) receipt by Agent of five (5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment I), each of which has been executed by Assignor Bank and each Assignee Bank (and, to the extent required by Subparagraph 8.05(c) of the Credit Agreement, by Borrower and Agent) and (b) payment to Agent of the registration and processing fee specified in Subparagraph 8.05(e) of the Credit Agreement by Assignor Bank, Agent will transmit to Borrower, Assignor Bank and each Assignee Bank an Assignment Effective Notice substantially in the form of Attachment II hereto, fully completed (an "Assignment Effective Notice").

         4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Bank) on the Assignment Effective Date, each Assignee Bank shall pay to Assignor Bank, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Bank and such Assignee Bank (the "Purchase Price"), for the Proportionate Share purchased by such Assignee Bank hereunder. Effective upon receipt by Assignor Bank of the Purchase Price payable by each Assignee Bank, the sale, assignment and delegation to such Assignee Bank of such Proportionate Share as described in Paragraph 2 hereof shall become effective.

         5. Payments After the Assignment Effective Date. Assignor Bank and each Assignee Bank hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Credit Agreement and the other Credit Documents as follows:

                  (a) All principal payments made after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Bank pursuant to this Assignment Agreement shall be payable to such Assignee Bank.

                  (b) All interest, fees and other amounts accrued after the Assignment Effective Date with respect to each Proportionate Share assigned to an Assignee Bank pursuant to this Assignment Agreement shall be payable to such Assignee Bank.

Assignor Bank and each Assignee Bank shall make any separate arrangements between themselves which they deem appropriate with respect to payments between them of amounts paid under the Credit Documents on account of the Proportionate Share assigned to such Assignee Bank, and neither Agent nor Borrower shall have any responsibility to effect or carry out such separate arrangements.

         6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Bank will deliver to Agent the Notes payable to Assignor Bank. On or prior to the Assignment Effective Date, Borrower will deliver to Agent new Notes for each Assignee Bank and Assignor Bank, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their respective Commitments (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Credit Agreement, each such new Note shall be dated the Closing Date. Promptly after the Assignment Effective Date, Agent will send to each of

Assignor Bank and the Assignee Banks its new Notes and will send to Borrower the superseded Note payable to Assignor Bank, marked "Replaced."

         7. Delivery of Copies of Credit Documents. Concurrently with the execution and delivery hereof, Assignor Bank will provide to each Assignee Bank (if it is not already a Bank party to the Credit Agreement) conformed copies of all documents delivered to Assignor Bank on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement.

         8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         9. Further Representations, Warranties and Covenants. Assignor Bank and each Assignee Bank further represent and warrant to and covenant with each other, Agent and the Banks as follows:

               (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents furnished or the Collateral or any security interest therein.

               (b) Assignor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Credit Agreement or any other Credit Documents.

               (c) Each Assignee Bank confirms that it has received a copy of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

               (d) Each Assignee Bank will, independently and without reliance upon Agent, Assignor Bank or any other Bank and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents.

               (e) Each Assignee Bank appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as Agent is authorized to exercise by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Credit Agreement.

               (f) Each Assignee Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Bank.

               (g) Attachment I hereto sets forth administrative information with respect to each Assignee Bank.

         10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Bank shall be a Bank with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite such Assignee Bank's name on Attachment I hereto and shall have the rights, duties and obligations of such a Bank under the Credit Agreement and the other Credit Documents and (b) Assignor Bank shall be a Bank with a Proportionate Share equal to the Proportionate Share set forth under the caption "Proportionate Share After Assignment" opposite Assignor Bank's name on Attachment I hereto and shall have the rights, duties and obligations of such a Bank under the Credit Agreement and the other Credit Documents, or, if the Proportionate Share of Assignor Bank has been reduced to 0%, Assignor Bank shall cease to be a Bank and shall have no further obligation to make any Loans.

         11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment I hereto.


                                           ______________________________, as
                                           Assignor Bank


                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________


                                           ______________________________, as an
                                           Assignor Bank



                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________


                                           ______________________________, as an
                                           Assignor Bank



                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________


                                           ______________________________, as an
                                           Assignor Bank



                                           By:___________________________
                                              Name:______________________
                                              Title:_____________________

CONSENTED TO AND ACKNOWLEDGED BY:

------------------------


By:___________________________
   Name:______________________
   Title:_____________________


---------------------------,
  As Agent


By:___________________________
   Name:______________________
   Title:_____________________



ACCEPTED FOR RECORDATION
  IN REGISTER:


---------------------------,
  As Agent


By:___________________________
   Name:______________________
   Title:_____________________

                                  ATTACHMENT 1
                             TO ASSIGNMENT AGREEMENT

                    NAMES, ADDRESSES AND PROPORTIONATE SHARES
                       OF ASSIGNOR BANK AND ASSIGNEE BANKS
                          AND ASSIGNMENT EFFECTIVE DATE

                              --------------, ----


                                          Proportionate           Proportionate
                                             Share                 Share After
A.  ASSIGNOR BANK                         Transferred 1,2          Assignment 1

     --------------------              --------------%             ------------%


     Applicable Lending Office:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------


     Address for notices:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------

     Telephone No:  ___________

     Telecopier No: ___________

     Wiring Instructions:
     ----------------------------

     ----------------------------



--------------
1 To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.

                                     H(1)-1

                                          Proportionate           Proportionate
                                             Share                 Share After
A.  ASSIGNOR BANK                         Transferred 1,2          Assignment 1

     --------------------              --------------%             ------------%


     Applicable Lending Office:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------


     Address for notices:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------

     Telephone No:  ___________

     Telecopier No: ___________

     Wiring Instructions:
     ----------------------------

     ----------------------------



--------------
1 To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.

                                     H(1)-2

                                          Proportionate           Proportionate
                                             Share                 Share After
A.  ASSIGNOR BANK                         Transferred 1,2          Assignment 1

     --------------------              --------------%             ------------%


     Applicable Lending Office:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------


     Address for notices:

     ----------------------------

     ----------------------------

     ----------------------------

     ----------------------------

     Telephone No:  ___________

     Telecopier No: ___________

     Wiring Instructions:
     ----------------------------

     ----------------------------



--------------
1 To be expressed by a percentage rounded to the [seventh]-digit to the right of the decimal point.

2 Share of Total Commitment sold by Assignor Lender, and share of Total Commitment purchased by Assignee Lender.

                                     H(1)-3

                                  ATTACHMENT 2
                             TO ASSIGNMENT AGREEMENT

                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE

         Reference is made to the Credit Agreement, dated as of September 2, 1997, among The Indus Group, Inc., a California corporation ("Borrower"), the financial institutions parties thereto (the "Banks") and Sumitomo Bank of California, as agent for the Banks (in such capacity, "Agent"). Agent hereby acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________.

         2. Pursuant to such Assignment Agreement, Assignor Bank is required to deliver to Agent on or before the Assignment Effective Date the Notes payable to Assignor Bank.

         3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Agent on or before the Assignment Effective Date the following Notes, each dated _________________ [Insert appropriate date]:

         [Describe each new Note for Assignor Bank and each Assignee Bank as to principal amount.]

         4. Pursuant to such Assignment Agreement, each Assignee Bank is required to pay its Purchase Price to Assignor Bank at or before 12:00 Noon on the Assignment Effective Date in immediately available funds.


                                               Very truly yours,


                                               SUMITOMO BANK OF CALIFORNIA,
                                                 as Agent



                                                By:___________________________
                                                   Name:______________________
                                                   Title:_____________________

                                                      H(2)-1